                                                                    Exhibit 10.1

================================================================================





                             AMENDED AND RESTATED
                          LOAN AND SECURITY AGREEMENT


                                 by and among


                          MICROSTRATEGY INCORPORATED

                                  as Parent,

                                      and

                      MICROSTRATEGY SERVICES CORPORATION

                                 as Borrower,

                                      and

                         FOOTHILL CAPITAL CORPORATION

                                   as Lender



                           Dated as of June 14, 2001




================================================================================

                               TABLE OF CONTENTS

   1.  DEFINITIONS AND CONSTRUCTION.......................................................................   1
       1.1   Definitions..................................................................................   1
       1.2   Accounting Terms.............................................................................  27
       1.3   Code                                                                                           27
       1.4   Construction.................................................................................  27
       1.5   Schedules and Exhibits.......................................................................  27
   2.  LOAN AND TERMS OF PAYMENT..........................................................................  27
       2.1   Revolver Advances............................................................................  27
       2.2   [intentionally omitted]......................................................................  29
       2.3   Borrowing Procedures and Settlements.........................................................  29
       2.4   Payments.....................................................................................  29
       2.5   Overadvances.................................................................................  30
       2.6   Interest Rates and Letter of Credit Fee:  Rates, Payments, and Calculations..................  31
       2.7   Cash Management..............................................................................  32
       2.8   Crediting Payments; Float Charge.............................................................  33
       2.9   Designated Account...........................................................................  33
       2.10  Maintenance of Loan Account; Statements of Obligations.......................................  34
       2.11  Fees                                                                                           34
       2.12  Letters of Credit............................................................................  35
       2.13  LIBOR Option.................................................................................  37
       2.14  Capital Requirements.........................................................................  39
   3.  CONDITIONS; TERM OF AGREEMENT......................................................................  40
       3.1   Conditions Precedent to the Initial Extension of Credit......................................  40
       3.2   Conditions Subsequent to the Closing.........................................................  40
       3.3   [intentionally omitted]......................................................................  41
       3.4   Conditions Precedent to all Extensions of Credit.............................................  41
       3.5   Term.........................................................................................  41
       3.6   Effect of Termination........................................................................  41
       3.7   Early Termination by Borrower................................................................  42
   4.  CREATION OF SECURITY INTEREST......................................................................  42
       4.1   Grant of Security Interest...................................................................  42
       4.2   Negotiable Collateral........................................................................  43
       4.3   Collection of Accounts, General Intangibles, License Receivables, and Negotiable Collateral..  43
       4.4   Delivery of Additional Documentation Required................................................  43
       4.5   Power of Attorney............................................................................  44
       4.6   Right to Inspect.............................................................................  44



       4.7   Control Agreements...........................................................................  44
   5.  REPRESENTATIONS AND WARRANTIES.....................................................................  45
       5.1   No Encumbrances..............................................................................  45
       5.2   Eligible Accounts............................................................................  45
       5.3   [intentionally omitted]......................................................................  45
       5.4   Equipment....................................................................................  46
       5.5   Location of Inventory and Equipment..........................................................  46
       5.6   Inventory Records............................................................................  46
       5.7   Location of Chief Executive Office; FEIN.....................................................  46
       5.8   Due Organization and Qualification; Subsidiaries.............................................  46
       5.9   Due Authorization; No Conflict...............................................................  46
       5.10  Litigation...................................................................................  48
       5.11  No Material Adverse Change...................................................................  48
       5.12  Fraudulent Transfer..........................................................................  48
       5.13  Employee Benefits............................................................................  49
       5.14  Environmental Condition......................................................................  49
       5.15  Brokerage Fees...............................................................................  49
       5.16  Intellectual Property........................................................................  49
       5.17  Leases.......................................................................................  49
       5.18  DDAs.........................................................................................  49
       5.19  Complete Disclosure..........................................................................  49
       5.20  Indebtedness.................................................................................  50
       5.21  Inactive Subsidiary..........................................................................  50
       5.22  Customer Contracting.........................................................................  50
   6. AFFIRMATIVE COVENANTS...............................................................................  50
       6.1   Accounting System............................................................................  50
       6.2   Collateral Reporting.........................................................................  50
       6.3   Financial Statements, Reports, Certificates..................................................  52
       6.4   Guarantor Reports............................................................................  54
       6.5   [Intentionally Omitted]......................................................................  54
       6.6   Maintenance of Properties....................................................................  54
       6.7   Taxes........................................................................................  54
       6.8   Insurance....................................................................................  55
       6.9   Location of Inventory and Equipment..........................................................  56
       6.10  Compliance with Laws.........................................................................  56
       6.11  Leases.......................................................................................  56
       6.12  Brokerage Commissions........................................................................  56
       6.13  Existence....................................................................................  56
       6.14  Environmental................................................................................  56
       6.15  Disclosure Updates...........................................................................  57
       6.16  Copyright Registrations......................................................................  57
       6.17  Customer Contracting.........................................................................  57
       6.18  Additional Financing.........................................................................  58


   7.  NEGATIVE COVENANTS.................................................................................  58
       7.1   Indebtedness.................................................................................  58
       7.2   Liens.                                                                                         59
       7.3   Restrictions on Fundamental Changes..........................................................  59
       7.4   Disposal of Assets...........................................................................  60
       7.5   Change Name..................................................................................  60
       7.6   Guarantee....................................................................................  60
       7.7   Nature of Business...........................................................................  60
       7.8   Prepayments and Amendments...................................................................  60
       7.9   Change of Control............................................................................  61
       7.10  Consignments.................................................................................  61
       7.11  Distributions................................................................................  61
       7.12  Accounting Methods...........................................................................  62
       7.13  Investments..................................................................................  62
       7.14  Transactions with Affiliates.................................................................  62
       7.15  Suspension...................................................................................  62
       7.16  [Intentionally Omitted]......................................................................  62
       7.17  Use of Proceeds..............................................................................  62
       7.18  Change in Location of Chief Executive Office; Inventory and Equipment with Bailees...........  62
       7.19  Securities Accounts..........................................................................  63
       7.20  Financial Covenants..........................................................................  63
       7.21  Inactive Subsidiary..........................................................................  64
       7.22  Preferred Stock..............................................................................  64
       7.23  Customer Contracting.........................................................................  64
   8.  EVENTS OF DEFAULT..................................................................................  64
   9.  LENDER'S RIGHTS AND REMEDIES.......................................................................  67
       9.1   Rights and Remedies..........................................................................  67
       9.2   Remedies Cumulative..........................................................................  69
  10.  TAXES AND EXPENSES.................................................................................  69
  11.  WAIVERS; INDEMNIFICATION...........................................................................  70
       11.1  Demand; Protest..............................................................................  70
       11.2  Lender's Liability for Collateral............................................................  70
       11.3  Indemnification..............................................................................  70
  12.  NOTICES............................................................................................  70
  13.  CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.........................................................  72
  14.  ASSIGNMENTS AND PARTICIPATIONS; SUCCESSORS.........................................................  73
       14.1  Assignments and Participations...............................................................  73
       14.2  Successors...................................................................................  74


  15.  AMENDMENTS; WAIVERS................................................................................  74
       15.1  Amendments and Waivers.......................................................................  74
       15.2  No Waivers; Cumulative Remedies..............................................................  75
  16.  GENERAL PROVISIONS.................................................................................  75
       16.1  Effectiveness................................................................................  75
       16.2  Section Headings.............................................................................  75
       16.3  Interpretation...............................................................................  75
       16.4  Severability of Provisions...................................................................  75
       16.5  Withholding Taxes............................................................................  75
       16.6  Amendments in Writing........................................................................  76
       16.7  Counterparts; Telefacsimile Execution........................................................  76
       16.8  Revival and Reinstatement of Obligations.....................................................  76
       16.9  Integration..................................................................................  76
       16.10 Confidential Information.....................................................................  76
       16.11 Consent to Restructuring.....................................................................  78

                            EXHIBITS AND SCHEDULES

Exhibit A             Reaffirmation and Consent
Exhibit B-1           Form of Borrowing Base Certificate
Exhibit C-1           Form of Compliance Certificate
Exhibit L-1           Form of LIBOR Notice


Schedule P-1          Permitted Liens
Schedule 5.5          Locations of Inventory and Equipment
Schedule 5.7          Chief Executive Office; FEIN
Schedule 5.8(b)       Capitalization of Parent
Schedule 5.8(c)       Capitalization of Parent's Subsidiaries
Schedule 5.10         Litigation
Schedule 5.14         Environmental Matters
Schedule 5.16         Intellectual Property
Schedule 5.18         Demand Deposit Accounts
Schedule 5.20         Permitted Indebtedness

                          LOAN AND SECURITY AGREEMENT
                          ---------------------------


          THIS AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Agreement"), is entered into as of June 14, 2001, by and among FOOTHILL CAPITAL CORPORATION, a California corporation ("Lender"), MICROSTRATEGY INCORPORATED, a
                                        ------
Delaware corporation ("Parent"), and MICROSTRATEGY SERVICES CORPORATION, a
                       ------
Delaware corporation ("Borrower"), and evidences Designated Senior Debt (as
                       --------
defined in the Indenture Documents).

          WHEREAS, Borrower and Parent have requested that Foothill consent to the proposed Restructuring (defined below); and

          WHEREAS, Borrower and Parent wish to amend and restate the Existing Agreement (as defined below) in order to reflect, among other things, the consent of Lender to such proposed Restructuring. Accordingly, Borrower and Parent have requested and the Lender has agreed that, effective as of the Closing (as defined below), the Existing Agreement shall be amended and restated to read as set forth in this Agreement, all on the terms and conditions hereinafter set forth; and

          WHEREAS, Foothill is willing to so consent subject to the terms and conditions of this Agreement.

     NOW, THEREFORE, the parties agree as follows:

1.  DEFINITIONS AND CONSTRUCTION.

    1.1  Definitions. As used in this Agreement, the following terms shall have
         -----------
the following definitions:

          "$50,000,000 Note" has the meaning set forth in the definition of
           ----------------
Pledged Notes.

          "Account Debtor" means any Person who is or who may become obligated
           --------------
under, with respect to, or on account of, an Account, chattel paper, or a General Intangible.

          "Accounts" means all of Borrower's now owned or hereafter acquired
           --------
right, title, and interest with respect to "accounts" (as that term is defined in the Code), and any and all supporting obligations in respect thereof.

          "Additional Documents" has the meaning set forth in Section 4.4.
           --------------------                               -----------

          "Additional Financing" has the meaning set forth in Section 6.18.
           --------------------                                       ----

          "Advances" has the meaning set forth in Section 2.1.
           --------                               -----------

          "Affiliate" means, as applied to any Person, any other Person who,
           ---------
directly or indirectly, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" means the possession, directly or indirectly, of the power to direct the management and policies of a Person, whether through the ownership of Stock, by contract, or otherwise; provided,
                                                                   --------
however, that, in any event: (a) any Person which owns directly or indirectly
-------
10% or more of the securities having ordinary voting power for the election of directors or other members of the governing body of a Person or 10% or more of the partnership or other ownership interests of a Person (other than as a limited partner of such Person) shall be deemed to control such Person, (b) each director (or comparable manager) of a Person shall be deemed to be an Affiliate of such Person, and (c) each partnership or joint venture in which a Person is a partner or joint venturer shall be deemed to be an Affiliate of such Person.

          "Agreement" has the meaning set forth in the preamble hereto.
           ---------

          "Applicable Prepayment Premium" means, as of any date of
           -----------------------------
determination, an amount equal to (a) during the period of time from and after the date of the execution and delivery of this Agreement up to the date that is the first anniversary of the Closing Date, $900,000, (b) during the period of time from and including the date that is the first anniversary of the Closing Date up to the date that is the second anniversary of the Closing Date, $600,000, and (c) during the period of time from and including the date that is the second anniversary of the Closing Date up to, but not including, the Maturity Date, $300,000.

          "Assignee" has the meaning set forth in Section 14.1(a).
           --------                               ---------------

          "Authorized Person" means any officer or other employee of Borrower.
           -----------------

          "Availability" means, as of any date of determination, if such date is
           ------------
a Business Day, and determined at the close of business on the immediately preceding Business Day, if such date of determination is not a Business Day, the amount that Borrower is entitled to borrow as Advances under Section 2.1 (after
                                                             -----------
giving effect to all then outstanding Obligations and all sublimits and reserves applicable hereunder).

          "Aventine" means Aventine, Incorporated, a Delaware corporation.
           --------

          "Bankruptcy Code" means the United States Bankruptcy Code, as in
           ---------------
effect from time to time.

          "Base LIBOR Rate" means the rate per annum determined by Lender in
           ---------------
accordance with its customary procedures, and utilizing such electronic or other quotation sources as it considers appropriate (rounded upwards, if necessary, to the next 1/16%), on the basis of the rates at which Dollar deposits are offered to major banks in the London interbank market on or about 11:00 a.m. (California time) 2 Business Days prior to the commencement of the applicable Interest Period, for a term and in amounts comparable to the Interest Period and amount of the LIBOR Rate Loan requested by Borrower in accordance with this Agreement, which determination shall be conclusive in the absence of manifest error.

          "Base Rate" means, the rate of interest announced within Wells Fargo
           ---------
at its principal office in San Francisco as its "prime rate", with the understanding that the "prime rate" is one of Wells Fargo's base rates (not necessarily the lowest of such rates) and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto and is evidenced by the recording thereof after its announcement in such internal publication or publications as Wells Fargo may designate.

          "Base Rate Loan" means each portion of an Advance that bears interest
           --------------
at a rate determined by reference to the Base Rate.

          "Base Rate Margin" means, as of any date of determination, (a) if the
           ----------------
Revolver Usage as of such date is less than or equal to $10,000,000, 1.50 percentage points, and (b) if the Revolver Usage as of such date is greater than $10,000,000, 2.00 percentage points.

          "Benefit Plan" means a "defined benefit plan" (as defined in Section
           ------------                                                -------
3(35) of ERISA) for which Parent or any Subsidiary or ERISA Affiliate of Parent
-----
has been an "employer" (as defined in Section 3(5) of ERISA) within the past six
                                      ------------
years.

          "Board of Directors" means the board of directors (or comparable
           ------------------
managers) of Parent or any committee thereof duly authorized to act on behalf of the board.

          "Books" means all of Borrower's now owned or hereafter acquired books
           -----
and records (including all of its Records indicating, summarizing, or evidencing its assets (including the Collateral) or liabilities, all of its Records relating to its business operations or financial condition, and all of its goods or General Intangibles related to such information).

          "Borrower" has the meaning set forth in the preamble to this
           --------
Agreement.

          "Borrowing" means a borrowing hereunder of an Advance.
           ---------

          "Borrowing Base" has the meaning set forth in Section 2.1.
           --------------                               -----------

          "Borrowing Base Certificate" means a certificate in the form of
           --------------------------
Exhibit B-1.
-----------

          "Business Day" means any day that is not a Saturday, Sunday, or other
           ------------
day on which national banks are authorized or required to close, except that, if a determination of a Business Day shall relate to a LIBOR Rate Loan, the term "Business Day" also shall exclude any day on which banks are closed for dealings in Dollar deposits in the London interbank market.

          "Canadian Conditions" means that Lender shall have received (a) duly
           -------------------
executed originals of the Canadian Security Documents and satisfactory evidence that the security interests granted in favor of Lender pursuant thereto have been duly perfected and are senior in priority to all other liens, claims, security interests, or encumbrances, except for Permitted Liens, (b) such opinions of foreign counsel to Canadian Obligor, in form and substance reasonably satisfactory to Lender, as Lender may request, (c) a certificate from an authorized senior official of Canadian Obligor attesting to the incumbency and signatures of authorized officials of Canadian Obligor and to the resolutions of Canadian Obligor's board of directors (or foreign equivalent) (and, if necessary, resolutions of Canadian Obligor's shareholders) authorizing the execution and delivery of the Canadian Security Documents and the performance of the same, and authorizing specific officials of Canadian Obligor to execute and deliver the same, (d) Lender shall have completed a collateral audit with respect to the assets of Canadian Obligor and an examination of Canadian Obligor's books, (e) certified copies of the policies of insurance, together with the endorsements thereto, in respect of assets owned by Canadian Obligor, as are required hereby, the form and substance of which shall be satisfactory to Lender, and (f) such evidence as Lender may require demonstrating that all conditions to the effectiveness of the Canadian Security Documents have been satisfied, including, without limitation, any actions required by any applicable Canadian financial assistance legislation.

          "Canadian Dollars" or "C$" each means the lawful money of Canada.
           ------------------------

          "Canadian Guaranty" means a guaranty executed and delivered by
           -----------------
Canadian Obligor in favor of Lender, in form and substance reasonably satisfactory to Lender, as such agreement may be amended, supplemented or modified from time to time.

          "Canadian Obligor" means MicroStrategy Canada Incorporated, an Ontario
           ----------------
corporation.

          "Canadian Security Agreement" means that security agreement executed
           ---------------------------
and delivered by Canadian Obligor in favor of Lender, in form and substance reasonably satisfactory to Lender, as such agreement may be amended, supplemented or modified from time to time.

          "Canadian Security Documents" means, collectively, such instruments,
           ---------------------------
agreements, and documents governed by the laws of Canada or any political subdivision thereof, as Lender may require in order to secure the obligations of Canadian Obligor, including the Canadian Security Agreement and the Canadian Guaranty.

          "Capital Lease" means a lease that is required to be capitalized for
           -------------
financial reporting purposes in accordance with GAAP.

          "Capitalized Lease Obligation" means any Indebtedness represented by
           ----------------------------
obligations under a Capital Lease.

          "Cash Equivalents" means (a) marketable direct obligations issued or
           ----------------
unconditionally guaranteed by the United States or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within 1 year from the date of acquisition thereof, (b) marketable direct obligations issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof maturing within 1 year from the date of acquisition thereof and, at the time of acquisition, having the highest rating obtainable from either S&P or Moody's,
(c) commercial paper maturing no more than 1 year from the date of acquisition thereof and, at the time of acquisition, having a rating of A-1 or P-1, or better, from S&P or Moody's, (d) certificates of deposit or bankers' acceptances maturing within 1 year from the date of acquisition thereof either (i) issued by any bank organized under the laws of the United States or any state thereof which bank has a rating of A or A2, or better, from S&P or Moody's, or (ii) certificates of deposit less than or equal to $100,000 in the aggregate issued by any other bank insured by the Federal Deposit Insurance Corporation, (e) interests in money markets or mutual funds that invest substantially all of their assets in one or more of the foregoing, and (f) overnight repurchase agreements with any bank satisfying the criteria set forth in clause (d)(i)
                                                              -------------
above.

          "Cash Management Agreements" means those certain cash management
           --------------------------
service agreements, in form and substance satisfactory to Lender, each of which is among Parent or Borrower, Lender, and one of the US Cash Management Banks.

          "Change of Control" means (a) any "person" or "group" (within the
           -----------------
meaning of Sections 13(d) and 14(d) of the Exchange Act), other than a Permitted Holder, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 20%, or more, voting power of the Stock of Parent, or (b) a majority of the members of the Board of Directors do not constitute Continuing Directors, or (c) Parent ceases to directly own and control 100% of the outstanding capital Stock of Borrower or any other Guarantor, or (d) Parent ceases to directly own and control the number of shares of the capital Stock of Strategy.com Incorporated that Parent owns as of the Closing Date.

          "Chase Control Agreement" means a Control Agreement, dated on or about
           -----------------------
the First Amendment Closing Date, between First Union National Bank and Lender, in form and substance satisfactory to Lender.

          "Closing Date" means the date on which the conditions precedent set
           ------------
forth in Section 3.1 shall be satisfied.

          "Closing Date Business Plan" means the set of Projections of Parent
           --------------------------
for the 3 year period following the Initial Closing Date (on a year by year basis, and for the 1 year period following the Initial Closing Date, on a quarter by quarter basis), in form and substance (including as to scope and underlying assumptions) reasonably satisfactory to Lender.

          "Code" means the California Uniform Commercial Code, as in effect from
           ----
time to time.

          "Collateral" means all of Borrower's now owned or hereafter acquired
           ----------
right, title, and interest in and to each of the following:

                (a)  Accounts,

                (b)  Books,

                (c)  Equipment,

                (d)  General Intangibles,

                (e)  Inventory,

                (f)  Investment Property,

                (g)  Negotiable Collateral,

                (h) money or other assets of Borrower that now or hereafter come into the possession, custody, or control of Lender, and

                (i) the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance covering any or all of the foregoing, and any and all Accounts, Books, Equipment, General Intangibles, Inventory, Investment Property, Negotiable Collateral, Real Property, money, deposit accounts, or other tangible or intangible property resulting from the sale, exchange, collection, or other disposition of any of the foregoing, or any portion thereof or interest therein, and the proceeds thereof.

          "Collateral Access Agreement" means a landlord waiver, bailee letter,
           ---------------------------
or acknowledgement agreement of any lessor, warehouseman, processor, consignee, or other Person in possession of, having a Lien upon, or having rights or interests in the Equipment or Inventory, in each case, in form and substance reasonably satisfactory to Lender.

          "Collections" means all cash, checks, notes, instruments, and other
           -----------
items of payment (including insurance proceeds, proceeds of cash sales, rental proceeds, and tax refunds) of Parent, Borrower, or another Guarantor, as the context requires.

          "Compliance Certificate"  means a certificate substantially in the
           ----------------------
form of Exhibit C-1 delivered by the chief financial officer of Parent to
        -----------
Lender.

          "Continuing Director" means (a) any member of the Board of Directors
           -------------------
who was a director (or comparable manager) of Parent on the Closing Date, and
(b) any individual who becomes a member of the Board of Directors after the Closing Date if such individual was appointed or nominated for election to the Board of Directors by a majority of the Continuing Directors, but excluding any such individual originally proposed for election in opposition to the Board of Directors in office at the Closing Date in an actual or threatened election contest relating to the election of the directors (or comparable managers) of Parent (as such terms are used in Rule 14a-11 under the Exchange Act) and whose initial assumption of office resulted from such contest or the settlement thereof.

          "Control Agreement" means a control agreement, in form and substance
           -----------------
satisfactory to Lender, executed and delivered by Borrower or a Guarantor, Lender, and the applicable securities intermediary with respect to a Securities Account or a bank with respect to a deposit account.

          "copyright" shall have the meaning ascribed to such term in the United
           ---------
States Copyright Act of 1976, as amended, and includes unregistered copyrights.

          "Copyright Security Agreement" means a copyright security agreement
           ----------------------------
executed and delivered by Parent and Lender, the form and substance of which is reasonably satisfactory to Lender.

          "Daily Balance" means, with respect to each day during the term of
           -------------
this Agreement, the amount of an Obligation owed at the end of such day.

          "DDA" means any checking or other demand deposit account maintained by
           ---
Borrower or a Guarantor.

          "Default" means an event, condition, or default that, with the giving
           -------
of notice, the passage of time, or both, would be an Event of Default.

          "Designated Account" means account number 4122818118 of Borrower
           ------------------
maintained with the Designated Account Bank, or such other deposit account of Borrower (located within the United States) that has been designated as such, in writing, by Borrower to Lender.

          "Designated Account Bank" means Bank of America, whose office is
           -----------------------
located at 6610 Rockledge Drive, Bethesda, Maryland 29817 and whose ABA number is 051000017.

          "Deutsche Control Agreement" means a Control Agreement, dated on or
           --------------------------
about the Closing Date, between Deutsche Bank and Lender, in form and substance satisfactory to Lender.

          "Dilution" means, as of any date of determination, a percentage, based
           --------
upon the experience of the immediately prior 180 days, that is the result of dividing (a) the Dollar amount of bad debt write-downs, discounts from the original invoice price, advertising allowances, credits, or other dilutive items with respect to the License Receivables and Maintenance Receivables of Borrower and Canadian Obligor during such period, by (b) the Dollar amount of the Collections of Borrower and Canadian Obligor with respect to their License Receivables and Maintenance Receivables during such period (excluding extraordinary items) plus the Dollar amount of clause (a).

          "Dilution Reserve" means, as of any date of determination, an amount
           ----------------
sufficient to reduce the advance rate against Eligible License Accounts and Eligible Maintenance Accounts, as the case may be, by one percentage point for each percentage point by which Dilution is in excess of 5.0%.

          "Disbursement Letter" means an instructional letter executed and
           -------------------
delivered by Borrower to Lender regarding the extensions of credit to be made on the Initial Closing Date, the form and substance of which is reasonably satisfactory to Lender.

          "Dollars" or "$" means United States dollars.
           -------      -

          "Due Diligence Letter" means the due diligence letter sent by Lender's
           --------------------
counsel to Parent, together with Parent's completed responses to the inquiries set forth therein, the form and substance of such responses to be reasonably satisfactory to Lender.

          "EBITDA" means, with respect to any fiscal period, Parent's and its
           ------
Subsidiaries consolidated net earnings (or loss), minus (a) the result of (i) extraordinary gains, plus (ii) deferred compensation (but solely to the extent a non-cash item), plus (iii) interest income, plus (b) an amount equal to the sum of interest expense, income taxes, depreciation and amortization, in-process research and development expense write-offs, restructuring charges, preferred Stock dividend distributions and expenses on account of the conversion of the preferred Stock (but, in each case, solely to the extent a non-cash item), extraordinary losses (but solely up to an amount equal to $5,000,000 for any financial covenant reporting period), plus or minus, as applicable, (c) other non-cash non-recurring gains or expenses, plus or minus, as applicable, (d) other non-cash income or expense from minority investments or holdings, in each case, for the applicable fiscal period, as determined in accordance with GAAP.

          "Eligible Accounts" means Eligible License Accounts and Eligible
           -----------------
Maintenance Accounts.

          "Eligible License Accounts" means those License Receivables created by
           -------------------------
Borrower or Canadian Obligor in the ordinary course of its business that comply with each of the representations and warranties respecting Eligible Accounts made by Borrower or Canadian Obligor in the Loan Documents, and that are not excluded as ineligible by virtue of one or more of the criteria set forth below;

provided, however, that such criteria may be fixed and revised from time to time
--------  -------
by Lender in Lender's Permitted Discretion to address the results of any audit performed by Lender from time to time after the Closing Date. In determining the amount to be included, Eligible License Accounts shall be calculated net of customer deposits and unapplied cash remitted to Borrower or Canadian Obligor. Eligible License Accounts shall not include the following:

              (a) License Receivables that the Account Debtor has failed to pay within 90 days of original invoice date or License Receivables with selling terms of more than 45 days,

              (b) License Receivables owed by an Account Debtor (or its Affiliates) where 50% or more of all License Receivables owed by that Account Debtor (or its Affiliates) are deemed ineligible under clause (a) above,

              (c) License Receivables with respect to which the Account Debtor is an employee, Affiliate, or agent of Borrower or Canadian Obligor,

              (d) License Receivables arising in a transaction wherein the payment by the Account Debtor is conditional and each of the conditions applicable thereto have not been satisfied to the Account Debtor's satisfaction,

              (e) License Receivables that are not payable in Dollars or Canadian Dollars,

              (f) License Receivables with respect to which the Account Debtor either (i) does not maintain its chief executive office in the United States or Canada, or (ii) is not organized under the laws of the United States or any state thereof or under the laws of Canada or any province thereof, or (iii) is the government of any foreign country or sovereign state (other than Canada), or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof, unless (y) the Account is supported by an irrevocable letter of credit satisfactory to Lender (as to form, substance, and issuer or domestic confirming bank) that has been delivered to Lender and is directly drawable by Lender, or
(z) the Account is covered by credit insurance in form, substance, and amount, and by an insurer, satisfactory to Lender,

              (g) License Receivables with respect to which the Account Debtor is either (i) the United States, Canada, or any department, agency, or instrumentality of the United

States or Canada (exclusive, however, of License Receivables with respect to which Borrower or Canadian Obligor, as applicable, has complied, to the reasonable satisfaction of Lender, with the Assignment of Claims Act, 31 USC (S) 3727 or the Canadian equivalent thereof), or (ii) any state of the United States (exclusive, however, of (y) License Receivables owed by any state that does not have a statutory counterpart to the Assignment of Claims Act or (z) License Receivables owed by any state that does have a statutory counterpart to the Assignment of Claims Act as to which Borrower has complied to Lender's satisfaction), or (iii) any province of Canada (exclusive, however, of (y) License Receivables owed by any province that does not have a Canadian statutory counterpart to the Assignment of Claims Act or (z) License Receivables owed by any province that does have a Canadian statutory counterpart to the Assignment of Claims Act as to which Canadian Obligor has complied to Lender's satisfaction),

              (h) License Receivables with respect to which the Account Debtor is a creditor of Borrower or Canadian Obligor, has or has asserted a right of setoff, has disputed its liability, or has made any claim with respect to its obligation to pay the License Receivable, to the extent of such claim, right of setoff, or dispute,

              (i) License Receivables with respect to an Account Debtor whose total obligations owing to Borrower or Canadian Obligor, as applicable, exceed 20% of all Eligible Accounts, to the extent of the obligations owing by such Account Debtor in excess of such percentage,

              (j) License Receivables with respect to which the Account Debtor is subject to an Insolvency Proceeding, is not Solvent, has gone out of business, or as to which Borrower or Canadian Obligor has received notice of an imminent Insolvency Proceeding or a material impairment of the financial condition of such Account Debtor,

              (k) License Receivables with respect to which the Account Debtor is located in the states of New Jersey, Minnesota, or West Virginia (or any other state that requires a creditor to file a business activity report or similar document in order to bring suit or otherwise enforce its remedies against such Account Debtor in the courts or through any judicial process of such state), unless Borrower has qualified to do business in New Jersey, Minnesota, West Virginia, or such other states, or has filed a business activities report with the applicable division of taxation, the department of revenue, or with such other state offices, as appropriate, for the then-current year, or is exempt from such filing requirement,

              (l) License Receivables, the collection of which, Lender, in its Permitted Discretion, believes to be doubtful by reason of the Account Debtor's financial condition,

              (m) License Receivables that are not subject to a valid and perfected first priority Lender's Lien,

              (n) License Receivables with respect to which the services giving rise to such License Receivable have not been performed and billed to the Account Debtor, or

              (o) License Receivables that represent the right to receive progress payments or other advance billings that are due prior to the completion of performance by Borrower or Canadian Obligor, as applicable, of the subject contract for services.

          "Eligible Maintenance Accounts" means those Maintenance Receivables
           -----------------------------
created by Borrower or Canadian Obligor in the ordinary course of its business that comply with each of the representations and warranties respecting Eligible Accounts made by Borrower or Canadian Obligor in the Loan Documents, and that are not excluded as ineligible by virtue of one or more of the criteria set forth below; provided, however, that such criteria may be fixed and revised from
             --------  -------
time to time by Lender in Lender's Permitted Discretion to address the results of any audit performed by Lender from time to time after the Closing Date. In determining the amount to be included, Eligible Maintenance Accounts shall be calculated net of customer deposits and unapplied cash remitted to Borrower or Canadian Obligor. Eligible Maintenance Accounts shall not include the following:

              (a) Maintenance Receivables that the Account Debtor has failed to pay within 90 days of original invoice date or Maintenance Receivables with selling terms of more than 45 days,

              (b) Maintenance Receivables owed by an Account Debtor (or its Affiliates) where 50% or more of all Maintenance Receivables owed by that Account Debtor (or its Affiliates) are deemed ineligible under clause (a) above,

              (c) Maintenance Receivables with respect to which the Account Debtor is an employee, Affiliate, or agent of Borrower or Canadian Obligor,

              (d) [intentionally omitted],

              (e) Maintenance Receivables that are not payable in Dollars or Canadian Dollars,

              (f) Maintenance Receivables with respect to which the Account Debtor either (i) does not maintain its chief executive office in the United States or Canada, or (ii) is not organized under the laws of the United States or any state thereof or under the laws of Canada or any province thereof, or
(iii) is the government of any foreign country or sovereign state (other than Canada), or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof, unless (y) the Account is supported by an irrevocable letter of credit satisfactory to Lender (as to form, substance, and issuer or domestic confirming bank) that has been delivered to Lender and is directly drawable by Lender, or (z) the Account is covered by credit insurance in form, substance, and amount, and by an insurer, satisfactory to Lender,

              (g) Maintenance Receivables with respect to which the Account Debtor is either (i) the United States, Canada, or any department, agency, or instrumentality of the United States or Canada (exclusive, however, of Maintenance Receivables with respect to which Borrower or Canadian Obligor, as applicable, has complied, to the reasonable satisfaction of Lender, with the Assignment of Claims Act, 31 USC (S) 3727 or the Canadian equivalent thereof), or (ii) any state of the United States (exclusive, however, of (y) Maintenance Receivables owed by any state that does not have a statutory counterpart to the Assignment of Claims Act or (z) Maintenance Receivables owed by any state that does have a statutory counterpart to the Assignment of Claims Act as to which Borrower has complied to Lender's satisfaction), or (iii) any province of Canada (exclusive, however, of (y) Maintenance

Receivables owed by any province that does not have a Canadian statutory counterpart to the Assignment of Claims Act or (z) Maintenance Receivables owed by any province that does have a Canadian statutory counterpart to the Assignment of Claims Act as to which Canadian Obligor has complied to Lender's satisfaction), or (iii) any province of Canada (exclusive, however, of (y) Maintenance Receivables owed by any province that does not have a Canadian statutory counterpart to the Assignment of Claims Act or (z) Maintenance Receivables owed by any province that does have a Canadian statutory counterpart to the Assignment of Claims Act as to which Canadian Obligor has complied to Lender's satisfaction),

              (h) Maintenance Receivables with respect to which the Account Debtor is a creditor of Borrower or Canadian Obligor, has or has asserted a right of setoff, has disputed its liability, or has made any claim with respect to its obligation to pay the Maintenance Receivable, to the extent of such claim, right of setoff, or dispute,

              (i) Maintenance Receivables with respect to an Account Debtor whose total obligations owing to Borrower or Canadian Obligor, as applicable, exceed 20% of all Eligible Accounts, to the extent of the obligations owing by such Account Debtor in excess of such percentage,

              (j) Maintenance Receivables with respect to which the Account Debtor is subject to an Insolvency Proceeding, is not Solvent, has gone out of business, or as to which Borrower or Canadian Obligor has received notice of an imminent Insolvency Proceeding or a material impairment of the financial condition of such Account Debtor,

              (k) Maintenance Receivables with respect to which the Account Debtor is located in the states of New Jersey, Minnesota, or West Virginia (or any other state that requires a creditor to file a business activity report or similar document in order to bring suit or otherwise enforce its remedies against such Account Debtor in the courts or through any judicial process of such state), unless Borrower has qualified to do business in New Jersey, Minnesota, West Virginia, or such other states, or has filed a business activities report with the applicable division of taxation, the department of revenue, or with such other state offices, as appropriate, for the then-current year, or is exempt from such filing requirement,

              (l) Maintenance Receivables, the collection of which, Lender, in its Permitted Discretion, believes to be doubtful by reason of the Account Debtor's financial condition, or

              (m) Maintenance Receivables that are not subject to a valid and perfected first priority Lender's Lien.

          "Environmental Actions" means any complaint, summons, citation,
           ---------------------
notice, directive, order, claim, litigation, investigation, judicial or administrative proceeding, judgment, letter, or other communication from any Governmental Authority, or any third party involving violations of Environmental Laws or releases of Hazardous Materials from (a) any assets, properties, or businesses of Parent or one of its Subsidiaries or any predecessor in interest,
(b) from adjoining properties or businesses, or (c) from or onto any facilities which received Hazardous Materials generated by Parent or one of its Subsidiaries or any predecessor in interest.

          "Environmental Law" means any applicable federal, state, provincial,
           -----------------
foreign or local statute, law, rule, regulation, ordinance, code, binding and enforceable guideline, binding and enforceable written policy, or rule of common law now or hereafter in effect and in each case as amended, or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, to the extent binding on Parent or one of its Subsidiaries, relating to the environment, employee health and safety, or Hazardous Materials, including CERCLA; RCRA; the Federal Water Pollution Control Act, 33 USC (S) 1251 et seq.; the Toxic Substances Control Act, 15 USC, (S) 2601
                     -- ----
et seq.; the Clean Air Act, 42 USC (S) 7401 et seq.; the Safe Drinking Water
-- -----                                    -- ----
Act, 42 USC. (S) 3803 et seq.; the Oil Pollution Act of 1990, 33 USC. (S) 2701
                      -- ----
et seq.; the Emergency Planning and the Community Right-to-Know Act of 1986, 42
-- ----
USC. (S) 11001 et seq.; the Hazardous Material Transportation Act, 49 USC (S)
               -- ----
1801 et seq.; and the Occupational Safety and Health Act, 29 USC. (S)651 et seq.
     -- ----                                                             -- ----
(to the extent it regulates occupational exposure to Hazardous Materials); any state and local or foreign counterparts or equivalents, in each case as amended from time to time.

          "Environmental Liabilities and Costs" means all liabilities, monetary
           -----------------------------------
obligations, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including all reasonable fees, disbursements and expenses of counsel, experts, or consultants, and costs of investigation and feasibility studies), fines, penalties, sanctions, and interest incurred as a result of any claim or demand by any Governmental Authority or any third party, and which relate to any Environmental Action.

          "Environmental Lien" means any Lien in favor of any Governmental
           ------------------
Authority for Environmental Liabilities and Costs.

          "Equipment" means all of Borrower's now owned or hereafter acquired
           ---------
right, title, and interest with respect to equipment, machinery, machine tools, motors, furniture, furnishings, fixtures, vehicles (including motor vehicles), tools, parts, goods (other than consumer goods, farm products, or Inventory), wherever located, including all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended, and any successor statute thereto.

          "ERISA Affiliate" means (a) any Person subject to ERISA whose
           ---------------
employees are treated as employed by the same employer as the employees of Parent or one of its Subsidiaries under IRC Section 414(b), (b) any trade or business subject to ERISA whose employees are treated as employed by the same employer as the employees of Parent or one of its Subsidiaries under IRC Section 414(c), (c) solely for purposes of Section 302 of ERISA and Section 412 of the IRC, any organization subject to ERISA that is a member of an affiliated service group of which Parent or one of its Subsidiaries is a member under IRC Section 414(m), or (d) solely for purposes of Section 302 of ERISA and Section 412 of the IRC, any Person subject to ERISA that is a party to an arrangement with Parent or one of its Subsidiaries and whose employees are aggregated with the employees of Parent or one of its Subsidiaries under IRC Section 414(o).

          "Event of Default" has the meaning set forth in Section 8.
           ----------------                               ---------

          "Excess Availability" means the amount, as of the date any
           -------------------
determination thereof is to be made, equal to Availability minus the aggregate amount, if any, of all trade payables of Borrower and Canadian Obligor aged in excess of historical levels with respect thereto and all book overdrafts in excess of historical practices with respect thereto, in each case as determined by Lender in its Permitted Discretion.

          "Exchange Act" means the Securities Exchange Act of 1934, as in effect
           ------------
from time to time.

          "Existing Agreement" means the Loan and Security Agreement, dated as
           ------------------
of February 9, 2001, among the Borrower, the Parent and the Lender, as amended by the First Amendment thereto dated as of May 15, 2001, and as otherwise amended, supplemented or modified prior to the Closing Date.

          "Existing Lender" means Bank of America, N.A.
           ---------------

          "Family Member" means, with respect to any individual, any other
           -------------
individual having a relationship by blood (to the second degree of consanguinity), marriage, or adoption to such individual.

          "Family Trusts" means, with respect to any individual, bona fide
           -------------
trusts or other bona fide estate planning vehicles established for the benefit of such individual and/or Family Members of such individual.

          "Fee Letter" means that certain fee letter, dated as of even date
           ----------
herewith, between Borrower and Lender, in form and substance reasonably satisfactory to Lender.

          "FEIN" means Federal Employer Identification Number.
           ----

          "First Amendment" means that certain Amendment Number One to the Loan
           ---------------
and Security Agreement, dated as of May 15, 2001.

          "Foreign Exchange Reserve" means, as of any date of determination, a
           ------------------------
reserve for foreign currency exchange rate risk with respect to the Eligible Accounts in such amount as shall be determined by Lender in its Permitted Discretion from time to time on or after the Closing Date.

          "Funding Date" means the date on which a Borrowing occurs.
           ------------

          "Funding Losses" has the meaning set forth in Section 2.13(b)(ii).
           --------------                               -------------------

          "Further Advances" means any Advance or other extension of credit
           ----------------
hereunder other than (a) any Advance made from and after the Closing Date up to an aggregate maximum amount of $1,000,000 made pursuant to the provisions of

Sections 2.6(d) and 2.12(a) or (b) the issuance of those certain Letters of
---------------     -------
Credit in favor of Existing Lender on the Closing Date.

          "GAAP" means generally accepted accounting principles as in effect
           ----
from time to time in the United States, consistently applied.

          "General Intangibles" means all of Borrower's now owned or hereafter
           -------------------
acquired right, title, and interest with respect to general intangibles (including payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill, patents, trade names, trademarks, servicemarks, copyrights, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, infringement claims, computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, money, deposit accounts, insurance premium rebates, tax refunds, and tax refund claims), and any and all supporting obligations in respect thereof, and any other personal property other than goods, Accounts, Investment Property, and Negotiable Collateral.

          "Governing Documents" means, with respect to any Person, the
           -------------------
certificate or articles of incorporation, by-laws, or other organizational documents of such Person.

          "Governmental Authority" means any federal, state, local, or other
           ----------------------
governmental or administrative body, instrumentality, department, or agency or any court, tribunal, administrative hearing body, arbitration panel, commission, or other similar dispute-resolving panel or body.

          "Guarantors" means, collectively, Parent, Canadian Obligor, Aventine,
           ----------
MicroStrategy Capital Corporation, a Delaware corporation, and MicroStrategy Management Corporation, a Delaware corporation, and "Guarantor" means any one of
                                                     ---------
them.

          "Guaranty" means a guaranty executed and delivered by each Guarantor
           --------
(other than Canadian Obligor) of the Obligations of the Borrower owing under the Loan Documents, the form and substance of which is reasonably satisfactory to Lender.

          "Hazardous Materials" means (a) substances that are defined or listed
           -------------------
in, or otherwise classified pursuant to, any applicable laws or regulations as "hazardous substances," "hazardous materials," "hazardous wastes," "toxic substances," or any other formulation intended to define, list, or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, reproductive toxicity, or "EP toxicity", (b) oil, petroleum, or petroleum derived substances, natural gas, natural gas liquids, synthetic gas, drilling fluids, produced waters, and other wastes associated with the exploration, development, or production of crude oil, natural gas, or geothermal resources, (c) any flammable substances or explosives or any radioactive materials, and (d) asbestos in any form or electrical equipment that contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of 50 parts per million.

          "Inactive Subsidiary" means MicroStrategy Capital Corporation, a
           -------------------
Delaware corporation.

          "Indebtedness" means, with respect to any Person, (a) all obligations
           ------------
of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes, or other similar instruments and all reimbursement or other obligations of such Person in respect of letters of credit, bankers acceptances, interest rate swaps, or other financial products,

(c) all obligations of such Person under Capital Leases, (d) all obligations or liabilities of any other Person secured by a Lien on any asset of such Person, irrespective of whether such obligation or liability is assumed, (e) all obligations of such Person for the deferred purchase price of assets (other than trade debt incurred in the ordinary course of such Person's business and repayable in accordance with customary trade practices), and (f) any obligation of such Person guaranteeing or intended to guarantee (whether directly or indirectly guaranteed, endorsed, co-made, discounted, or sold with recourse to such Person) any obligation of any other Person.

          "Indemnified Liabilities" has the meaning set forth in Section 11.3.
           -----------------------                               ------------

          "Indemnified Person" has the meaning set forth in Section 11.3.
           ------------------                               ------------

          "Indenture" means that certain Indenture, dated as of January 11,
           ---------
2001, between Parent and American Stock Transfer & Trust Company, as trustee.

          "Indenture Documents" means the Indenture and each of the Notes to be
           -------------------
issued pursuant to the Indenture.

          "Initial Closing Date" means February 9, 2001.
           --------------------

          "Insolvency Proceeding" means any proceeding commenced by or against
           ---------------------
any Person under any provision of the Bankruptcy Code or under any other state, federal, or foreign bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

          "Intangible Assets" means, with respect to any Person, that portion of
           -----------------
the book value of all of such Person's assets that would be treated as intangibles under GAAP.

          "Intellectual Property" means all patents, patent applications,
           ---------------------
trademarks, trademark applications, tradenames, tradedress, copyrights, copyright registrations, technology, know-how and processes used in or necessary for the conduct of the business of Parent and its Subsidiaries as currently conducted that are material to the condition (financial or otherwise), business, or operations of Parent and its Subsidiaries.

          "Intercompany Subordination Agreement" means an intercompany
           ------------------------------------
subordination agreement executed by Borrower, each Guarantor, and Lender, the form and substance of which is reasonably satisfactory to Lender.

          "Interest Period" means, with respect to each LIBOR Rate Loan, a
           ---------------
period commencing on the date of the making of such LIBOR Rate Loan and ending 1, 2, or 3 months thereafter; provided, however, that (a) if any Interest Period
                              --------  -------
would end on a day that is not a Business Day, such Interest Period shall be extended (subject to clauses (c)-(e) below) to the next succeeding Business Day,
(b) interest shall accrue at the applicable rate based upon the LIBOR Rate from and including the first day of each Interest Period to, but excluding, the day on which any Interest Period expires, (c) any Interest Period that would end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day, (d) with respect to an Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period), the Interest Period shall end on the last Business Day of the calendar month that is 1, 2, or 3 months after the date on which the Interest Period began, as applicable, and (e) Borrower may not elect an Interest Period which will end after the Maturity Date.

          "Inventory" means all Borrower's now owned or hereafter acquired
           ---------
right, title, and interest with respect to inventory, including goods held for sale or lease or to be furnished under a contract of service, goods that are leased by Borrower as lessor, goods that are furnished by Borrower under a contract of service, and raw materials, work in process, or materials used or consumed in Borrower's business.

          "Investment" means, with respect to any Person, any investment by such
           ----------
Person in any other Person (including Affiliates) in the form of loans, guarantees, advances, or capital contributions (excluding (a) commission, travel, and similar advances to officers and employees of such Person made in the ordinary course of business, and (b) bona fide Accounts arising from the sale of goods or rendition of services in the ordinary course of business consistent with past practice), purchases or other acquisitions for consideration of Indebtedness or Stock, and any other items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP.

          "Investment Property" means all of Borrower's now owned or hereafter
           -------------------
acquired right, title, and interest with respect to "investment property" as that term is defined in the Code, and any and all supporting obligations in respect thereof.

          "IRC" means the Internal Revenue Code of 1986, as in effect from time
           ---
to time.

          "L/C" has the meaning set forth in Section 2.12(a).
           ---                               ---------------

          "L/C Disbursement" means a payment made by Lender pursuant to a Letter
           ----------------
of Credit.

          "L/C Undertaking" has the meaning set forth in Section 2.12(a).
           ---------------                               ---------------

          "Lender" has the meaning set forth in the preamble to this Agreement.
           ------

          "Lender's Account" means an account at a bank designated by Lender
           ----------------
from time to time as the account into which Borrower shall make all payments to Lender under this Agreement and the other Loan Documents; unless and until Lender notifies Borrower to the contrary, Lender's Account shall be that certain deposit account bearing account number 323-266193 and maintained by Lender with The Chase Manhattan Bank, 4 New York Plaza, 15th Floor, New York, New York 10004, ABA #021000021.


          "Lender's Liens" means the Liens granted by Borrower or a Guarantor to
           --------------
Lender under this Agreement or the other Loan Documents.

          "Lender Expenses" means all (a) costs or expenses (including taxes and
           ---------------
insurance premiums) required to be paid by Parent or any of its Subsidiaries under any of the Loan Documents that are paid or incurred by Lender, (b) fees or charges paid or incurred by Lender in connection with Lender's transactions with Parent and its Subsidiaries, including, fees or charges for photocopying, notarization, couriers and messengers, telecommunication, public record searches (including tax lien, litigation, and UCC searches and including searches with the patent and trademark office, the copyright office, or the department of motor vehicles), filing, recording, publication, appraisal (including periodic appraisals or business valuations of the Collateral or other assets pledged to Lender pursuant to any of the Loan Documents to the extent of the fees and charges (and up to the amount of any limitation) contained in this Agreement, real estate surveys, real estate title policies and endorsements, and environmental audits, (c) costs and expenses incurred by Lender in the disbursement of funds to or for the account of Borrower (by wire transfer or otherwise), (d) charges paid or incurred by Lender resulting from the dishonor of checks, (e) reasonable costs and expenses paid or incurred by Lender to correct any default or enforce any provision of the Loan Documents, or in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, preparing for sale, or advertising to sell the Collateral or any other assets pledged to Lender pursuant to the terms of the Loan Documents, or any portion thereof, irrespective of whether a sale is consummated, (f) audit fees and expenses of Lender related to audit examinations of the Books and any records of Parent or its Subsidiaries to the extent of the fees and charges (and up to the amount of any limitation) contained in this Agreement, (g) reasonable costs and expenses of third party claims or any other suit paid or incurred by Lender in enforcing or defending the Loan Documents or in connection with the transactions contemplated by the Loan Documents or Lender's relationship with Parent and its Subsidiaries, (h) Lender's reasonable fees and expenses (including attorneys fees) incurred in structuring, drafting, reviewing, administering, or amending the Loan Documents, and (i) Lender's reasonable fees and expenses (including attorneys fees) incurred in terminating, enforcing (including attorneys fees and expenses incurred in connection with a "workout," a "restructuring," or an Insolvency Proceeding concerning Parent, Borrower, or any other Guarantor or in exercising rights or remedies under the Loan Documents), or defending the Loan Documents, irrespective of whether suit is brought, or in taking any Remedial Action concerning the Collateral or any other assets pledged to Lender pursuant to the Loan Documents.

          "Lender-Related Person" means Lender, Lender's Affiliates, and the
           ---------------------
officers, directors, employees, and agents of Lender.

          "Letter of Credit" means an L/C or an L/C Undertaking, as the context
           ----------------
requires.

          "Letter of Credit Usage" means, as of any date of determination, the
           ----------------------
aggregate undrawn amount of all outstanding Letters of Credit.

          "LIBOR Deadline" has the meaning set forth in Section 2.13(b)(i).
           --------------                               ------------------

          "LIBOR Notice" means a written notice in the form of Exhibit L-1
           ------------                                        -----------
attached hereto.

          "LIBOR Rate" means, for each Interest Period for each LIBOR Rate Loan,
           ----------
the rate per annum determined by Lender (rounded upwards, if necessary, to the next 1/16%) by dividing (a) the Base LIBOR Rate for such Interest Period, by (b) 100% minus the Reserve

Percentage. The LIBOR Rate shall be adjusted on and as of the effective day of any change in the Reserve Percentage.

          "LIBOR Rate Loan" means each portion of an Advance that bears interest
           ---------------
at a rate determined by reference to the LIBOR Rate.

          "LIBOR Rate Margin" means, as of any date of determination, (a) if the
           -----------------
Revolver Usage as of such date is less than or equal to $10,000,000, 3.25 percentage points, and (b) if the Revolver Usage as of such date is greater than $10,000,000, 3.75 percentage points.

          "License Receivables" means all of Borrower's and Canadian Obligor's
           -------------------
right, title, and interest with respect to rights to payment created by Borrower or Canadian Obligor, as applicable, in the ordinary course of its business, that arise out of Borrower's or Canadian Obligor's licensing of software or provision of consulting or educational services.

          "License Report" shall have the meaning set forth in Section 6.2.
           --------------                                      -----------

          "Lien" means any interest in an asset securing an obligation owed to,
           ----
or a claim by, any Person other than the owner of the asset, whether such interest shall be based on the common law, statute, or contract, whether such interest shall be recorded or perfected, and whether such interest shall be contingent upon the occurrence of some future event or events or the existence of some future circumstance or circumstances, including the lien or security interest arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, security agreement, conditional sale or trust receipt, or from a lease, consignment, or bailment for security purposes and also including reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases, and other title exceptions and encumbrances affecting Real Property.

          "Loan Account" has the meaning set forth in Section 2.10.
           ------------                               ------------

          "Loan Documents" means this Agreement, the Cash Management Agreements,
           --------------
the Chase Control Agreement, the Deutsche Control Agreement, any other Control Agreements, the Copyright Security Agreement, the Disbursement Letter, the Due Diligence Letter, the Fee Letter, the Guaranty, the Letters of Credit, the Stock Pledge Agreement, the Registration Rights Agreement, the Trademark Security Agreement, the Security Agreement, the Canadian Security Documents, the Intercompany Subordination Agreement, Permitted Holder Side Letter, the Patent Side Letter, the Patent Security Agreement, the Warrant, any note or notes executed by Borrower in connection with this Agreement and payable to Lender, and any other agreement entered into, now or in the future, by Borrower or any Guarantor and Lender in connection with this Agreement.

          "Maintenance Advance Rate" means, as of any date, the rate set forth
           ------------------------
opposite the applicable period in the following table:

        Period                                      Advance Rates

        6/1/01-6/30/01                                   85%
        7/1/01-7/31/01                                   83%

        8/1/01-8/31/01                                   81%
        9/1/01-9/30/01                                   79%
        10/1/01-10/31/01                                 77%
        Thereafter                                       75%

          "Maintenance Receivables" means all of Borrower's and Canadian
           -----------------------
Obligor's right, title and interest with respect to rights to payment created by Borrower or Canadian Obligor, as applicable, in the ordinary course of its business, that arise out of Borrower's or Canadian Obligor's provision of maintenance services.

          "Material Adverse Change" means (a) a material adverse change in the
           -----------------------
business, prospects, operations, results of operations, assets, liabilities or condition (financial or otherwise) of Parent and its Subsidiaries (taken as a whole), (b) a material impairment of the ability of Parent and its Subsidiaries to perform their obligations under the Loan Documents to which each is a party or of Lender's ability to enforce the Obligations or realize upon the Collateral or any other assets pledged to Lender pursuant to the Loan Documents, or (c) a material impairment of the enforceability or priority of the Lender's Liens with respect to the Collateral or any other assets pledged to Lender pursuant to any of the Loan Documents, as a result of an action or failure to act on the part of Borrower or any Guarantor.

          "Maturity Date" has the meaning set forth in Section 3.5.
           -------------                               -----------

          "Maximum Maintenance Sub-Facility" means, as of any date, the amount
           --------------------------------
set forth opposite the applicable period in the following table:

           Period

           6/1/01-6/30/01                               $5,000,000
           7/1/01-7/31/01                               $4,723,000
           8/1/01-8/31/01                               $4,446,000
           9/1/01-9/30/01                               $4,169,000
           10/1/01-10/31/01                             $3,892,000
           11/1/01-11/30/01                             $3,615,000
           12/1/01-12/31/01                             $3,338,000
           1/1/02-1/31/02                               $3,061,000
           2/1/02-2/28/02                               $2,784,000
           3/1/02-3/31/02                               $2,507,000
           Thereafter                                   $2,500,000

          "Maximum Revolver Amount" means $30,000,000.
           -----------------------

          "Negotiable Collateral" means all of Borrower's now owned and
           ---------------------
hereafter acquired right, title, and interest with respect to letters of credit, letter of credit rights, instruments, promissory notes, drafts, documents, and chattel paper (including electronic chattel paper and tangible chattel paper), and any and all supporting obligations in respect thereof.

          "Note" and "Notes" means the 7 1/2% Series A Unsecured Notes due 5
           ----       -----
years from the date of first issuance pursuant to the terms of the Indenture and Stipulation of Settlement.

          "Obligations" means all loans, Advances, debts, principal, interest
           -----------
(including any interest that, but for the provisions of the Bankruptcy Code, would have accrued), contingent reimbursement obligations with respect to outstanding Letters of Credit, premiums, liabilities (including all amounts charged to Borrower's Loan Account pursuant hereto), obligations, fees (including the fees provided for in the Fee Letter), charges, costs, Lender Expenses (including any fees or expenses that, but for the provisions of the Bankruptcy Code, would have accrued), lease payments, guaranties, covenants, and duties of any kind and description owing by Borrower or any Guarantor to Lender pursuant to or evidenced by the Loan Documents and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all interest not paid when due and all Lender Expenses that Borrower or a Guarantor is required to pay or reimburse by the Loan Documents, by law, or otherwise. Any reference in this Agreement or in the Loan Documents to the Obligations shall include all amendments, changes, extensions, modifications, renewals replacements, substitutions, and supplements, thereto and thereof, as applicable, both prior and subsequent to any Insolvency Proceeding.

          "Originating Lender" has the meaning set forth in Section 14.1(d).
           ------------------                               ---------------

          "Overadvance" has the meaning set forth in Section 2.5.
           -----------                               -----------

          "Parent" has the meaning set forth in the preamble to this Agreement.
           ------

          "Participant" has the meaning set forth in Section 14.1(d).
           -----------                               ---------------

          "Parent License" means a license, in form and substance satisfactory
           --------------
to Lender, between Parent and Borrower whereby Parent grants to Borrower an exclusive, fully paid, non-assignable, non-cancelable license to use and exploit Parent's Intellectual Property in connection with Borrower's business.

          "Patent Security Agreement" means a patent security agreement executed
           -------------------------
and delivered by Parent and Lender, the form and substance of which is reasonably satisfactory to Lender.

          "Patent Side Letter" means a side letter addressed by Parent to
           ------------------
Lender, the form and substance of which is reasonably satisfactory to Lender.

          "Pay-Off Letter" means a letter, in form and substance reasonably
           --------------
satisfactory to Lender, from Existing Lender to Lender respecting the amount necessary to repay in full all of the obligations of Borrower owing to Existing Lender, to collateralize any obligations under outstanding letters of credit issued by Existing Lender for the account of Borrower, and to obtain a release of all of the Liens existing in favor of Existing Lender in and to the assets of Parent and its Subsidiaries.

          "Permitted Discretion" means a determination made in good faith and in
           --------------------
the exercise of reasonable (from the perspective of a secured asset-based lender) business judgment.

          "Permitted Dispositions" means (a) sales or other dispositions by
           ----------------------
Parent and its Subsidiaries of equipment that is substantially worn, damaged, or obsolete in the ordinary course of business of Parent and its Subsidiaries, (b) sales by Parent and its Subsidiaries of inventory to buyers in the ordinary course of business, (c) the use or transfer of money or Cash Equivalents by Parent and its Subsidiaries in a manner that is not prohibited by the terms of this Agreement or the other Loan Documents, (d) the licensing by Parent and its Subsidiaries, on a non-exclusive basis, of patents, trademarks, copyrights, and other intellectual property rights in the ordinary course of business of Parent and its Subsidiaries, (e) one or more sales by Aventine of the Stock of Exchange Applications, Inc. so long as no Event of Default shall have occurred and be continuing or would result therefrom and Aventine receives fair market value for each such sale (as determined by reference to the last recorded sale price of such Stock as reported by NASDAQ on the date of the consummation of such sale), and (f) so long as no Event of Default has occurred and is continuing or would result therefrom, any other sale, exchange, or other disposition of assets (exclusive, however, of any accounts, License Receivables, or general intangibles (including Intellectual Property)) in an amount not to exceed $500,000 in any 12 month period (the value of the assets shall be determined on the basis of the fair market value of such assets based upon the facts and circumstances as of the date of the consummation of the applicable transaction), (g) dispositions or transfers of assets (other than accounts, License Receivables, or general intangibles) of the Parent or any Subsidiary to the extent such asset is a part of a sale and leaseback transaction, the sale and lease portions of which is not prohibited hereunder, and (h) sales or other dispositions of assets by Borrower to a Guarantor, or by a Guarantor to Borrower or another Guarantor, in an aggregate amount not to exceed $200,000 in any 12 month period.

          "Permitted Holder Side Letter" means that certain side letter, dated
           ----------------------------
as of February 9, 2001, addressed by Parent to Lender, setting forth each holder of Parent's Series A Preferred Stock as of the Closing Date and designating each such Person as a "Permitted Holder."

          "Permitted Holders" means Michael Saylor, Sanju Bansal, the Family
           -----------------
Members and Family Trusts of each of the foregoing, or any other Person who, directly or indirectly, controls, is controlled by, or is under common control with Michael Saylor, Sanju Bansal, the Family Members and Family Trusts of each of the foregoing, and each Person identified as a "Permitted Holder" in the Permitted Holder Side Letter together with the Affiliates of such Permitted Holders.

          "Permitted Investments" means (a) investments in Cash Equivalents, (b)
           ---------------------
investments in negotiable instruments for collection, (c) advances made in connection with purchases of goods or services in the ordinary course of business, (d) so long as (i) no Default or Event of Default has occurred and is continuing or would result therefrom, and (ii) Parent and its Subsidiaries have Excess Availability and unrestricted cash and Cash Equivalents of not less than $20,000,000 after giving effect thereto, cash Investments by Parent and Aventine in Persons other than Parent's Subsidiaries from and after the Closing Date in an aggregate amount outstanding at any one time equal to the result of (A) $5,000,000, minus (B) the aggregate amount of guaranties that were made from and after the Closing Date and remain outstanding pursuant to Section 7.6(c), (e)
                                                          --------------
Investments permitted by the proviso set forth in Section 7.11, (f) cash
                                                  ------------
Investments by Borrower in any Guarantor (other than Inactive Subsidiary);

provided, however, that, at no time may Borrower guaranty the Indebtedness
--------  -------
evidenced by the Notes, (g) Investments by a Guarantor in Borrower or any other Guarantor (other than Inactive Subsidiary), and (h) so long as no Event of Default has occurred and is continuing or would result therefrom, cash Investments by Parent or one of its Subsidiaries in an employee or distributor of Parent or one of its Subsidiaries made in the ordinary course of business in an aggregate amount not to exceed $500,000 at any one time outstanding.

          "Permitted Liens" means (a) Liens held by Lender, (b) Liens for unpaid
           ---------------
taxes that either (i) are not yet delinquent, or (ii) do not constitute an Event of Default hereunder and are the subject of Permitted Protests, (c) Liens set forth on Schedule P-1, (d) the interests of lessors under operating leases, (e)
         ------------
purchase money Liens or the interests of lessors under Capital Leases to the extent that such Liens or interests secure Permitted Purchase Money Indebtedness and so long as such Lien attaches only to the asset purchased or acquired and the proceeds thereof, (f) Liens arising by operation of law in favor of warehousemen, landlords, carriers, mechanics, materialmen, laborers, or suppliers, incurred in the ordinary course of business of Parent and its Subsidiaries and not in connection with the borrowing of money, and which Liens either (i) are for sums not yet delinquent, or (ii) are the subject of Permitted Protests, (g) Liens arising from deposits made in connection with obtaining worker's compensation or other unemployment insurance, (h) Liens or deposits to secure performance of bids, tenders, or leases incurred in the ordinary course of business of Parent and its Subsidiaries and not in connection with the borrowing of money, (i) Liens granted as security for surety or appeal bonds in connection with obtaining such bonds in the ordinary course of business of Parent and its Subsidiaries, (j) Liens resulting from any judgment or award that is not an Event of Default hereunder, (k) with respect to any Real Property, easements, rights of way, and zoning restrictions that do not materially interfere with or impair the use or operation thereof by Parent and its Subsidiaries, (l) the interests of licensees under licenses of the Intellectual Property of Parent and its Subsidiaries to the extent constituting a Permitted Disposition under clause (d) of the definition of Permitted Disposition, and (m)
                  ----------
Liens granted by Parent in connection with the financing by Parent of insurance premiums so long as (i) such Liens secure solely the insurance premiums owing by Parent and (ii) extend solely to the unearned premiums payable by the applicable insurance carrier to Parent upon the termination of the applicable insurance policy, and (n) Liens securing Indebtedness permitted under clause (j) of
Section 7.1; provided that any such Liens securing Indebtedness permitted under
Section 7.1(j) are subordinated to any Liens held by Lender.

          "Permitted Preferred Stock" means, collectively,
           -------------------------

          (a) the 650 shares of Series A Preferred Stock outstanding on the date hereof, or

          (b) any preferred Stock of Parent that is mandatorily redeemable or subject to any other payment obligation (including any obligation to pay dividends, other than dividends of preferred Stock of the same class and series payable in kind or dividends of common Stock) so long as any such mandatory redemption right or other payment obligation does not arise until the date that is the 2 year anniversary of the Maturity Date,

          (c) the 3,312.5 shares of Series B Preferred Stock issued on the date hereof;

          (d) the 2,782.5 shares of Series C Preferred Stock issued on the date hereof;

          (e) the 1,626.1 shares of Series D Preferred Stock issued on the date hereof;

          (f) the 630 shares of Series E Preferred Stock issued on the date hereof; or

          (g) any other preferred Stock issued by Parent that is consented to in writing in advance by Lender (in its sole discretion).

          "Permitted Protest" means the right of Parent or one of its
           -----------------
Subsidiaries to protest any Lien (other than any such Lien that secures the Obligations), taxes (other than payroll taxes or taxes that are the subject of a United States federal tax lien), or rental payment, provided that (a) a reserve with respect to such obligation is established on the books and records of Parent and its Subsidiaries in such amount as is required under GAAP, (b) any such protest is instituted promptly and prosecuted diligently by Parent or the applicable Subsidiary in good faith, and (c) Lender is satisfied that, while any such protest is pending, there will be no impairment of the enforceability, validity, or priority of any of the Lender's Liens.

          "Permitted Purchase Money Indebtedness" means, as of any date of
           -------------------------------------
determination, Purchase Money Indebtedness incurred after the Closing Date.

          "Permitted Transactions" means, (i) so long as Parent gives Lender not
           ----------------------
less than 15 days prior written notice and, prior to the consummation thereof, Parent and its Subsidiaries comply with their obligations under Section 4.4
                                                                -----------
hereof and under Section 2.4 of the Security Agreement, in connection therewith,
                 -----------
any merger, consolidation, reorganization, or recapitalization, or reclassifications of Stock between (a) Parent and any of its Subsidiaries (other than Borrower) so long as Parent is the surviving entity in such transaction,
(b) Borrower and any Guarantor (other than Parent) so long as Borrower is the surviving entity in such transaction, and (d) any Guarantor (other than Parent) with any other Guarantor (other than Parent) and (ii) the Restructuring.

          "Person" means natural persons, corporations, limited liability
           ------
companies, limited partnerships, general partnerships, limited liability partnerships, joint ventures, trusts, land trusts, business trusts, or other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof.

          "Personal Property Collateral" means all Collateral other than Real
           ----------------------------
Property.

          "Pledged Notes" means, collectively, that certain (a) promissory note,
           -------------
dated on or about the date hereof, executed by Parent in favor of Aventine, in the original principal amount of $50,000,000 (the "$50,000,000 Note"), and (b)
                                                   ----------------
promissory note, dated as of July 1, 1999, executed by Parent in favor of Aventine, in the original principal amount of $118,000,000, in each case, as amended or amended and restated prior to the Closing Date.

          "Preferred Stock" means, collectively, the Series A Preferred Stock,
           ---------------
the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock.

          "Products" means all software products in the MicroStrategy product
           --------
line as of the date hereof, including any related documentation or other materials, and any and all subsequent generally available versions, upgrades, or other modifications of such software products.

          "Projections" means Parent's forecasted (a) balance sheets, (b) profit
           -----------
and loss statements, and (c) cash flow statements, all prepared on a basis consistent with Parent's historical financial statements, together with appropriate supporting details and a statement of underlying assumptions.

          "Purchase Money Indebtedness" means Indebtedness (other than the
           ---------------------------
Obligations, but including Capitalized Lease Obligations), incurred at the time of, or within 90 days after, the acquisition of any fixed assets for the purpose of financing all or any part of the acquisition cost thereof.

          "Qualified Cash Amount" means, as of any date of determination, the
           ---------------------
amount of cash and Cash Equivalents of Parent and its Subsidiaries that is on deposit with banks, or in Securities Accounts with securities intermediaries, or any combination thereof, and which such deposit account or Securities Account is maintained by a branch office located within the United States and is the subject of a Control Agreement.

          "Real Property" means any estates or interests in real property now
           -------------
owned or hereafter acquired by Parent or one of its Subsidiaries and the improvements thereto.

          "Record" means information that is inscribed on a tangible medium or
           ------
which is stored in an electronic or other medium and is retrievable in perceivable form.

          "Registration Rights Agreement" means a registration rights agreement
           -----------------------------
executed and delivered by Parent and Lender, the form and substance of which is reasonably satisfactory to Lender.

          "Relevant Measuring Period" means, commencing on March 31, 2001 and as
           -------------------------
of the last Business Day of each calendar month thereafter, the 90 days then ended.

          "Remedial Action" means all actions taken to (a) clean up, remove,
           ---------------
remediate, contain, treat, monitor, assess, evaluate, or in any way address Hazardous Materials in the indoor or outdoor environment, (b) prevent or minimize a release or threatened release of Hazardous Materials so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, (c) perform any pre-remedial studies, investigations, or post-remedial operation and maintenance activities, or (d) conduct any other actions authorized by 42 USC (S) 9601.

          "Required Availability" means Excess Availability and unrestricted
           ---------------------
cash and Cash Equivalents in an amount of not less than $40,000,000.

          "Required Library" means, as of any date of determination, the set or
           ----------------
collection of existing copyrights of Parent relating to the software of Parent that generated not less than 82.5% of the aggregate amount of current revenues arising from the licensing of Parent's software for the 3 month period immediately preceding the date of determination.

          "Reserve Percentage" means, on any day, for Lender, the maximum
           ------------------
percentage prescribed by the Board of Governors of the Federal Reserve System (or any successor Governmental Authority) for determining the reserve requirements (including any basic, supplemental, marginal, or emergency reserves) that are in effect on such date with respect to eurocurrency funding (currently referred to as "eurocurrency liabilities") of Lender, but so long as Lender is not required or directed under applicable regulations to maintain such reserves, the Reserve Percentage shall be zero.

          "Restructuring" means the restructuring of the $125,000,000 Series A
           -------------
Preferred Stock, which restructuring (a) shall be completed no later than December 31, 2001 and (b) involves (i) the repurchase, redemption or exchange of 11,850 shares of Series A Preferred Stock and (ii) the issuance of a combination of common stock, 3,312.5 shares of Series B Preferred Stock, 2,782.5 shares of Series C Preferred Stock, 1,626.1 shares of Series D Preferred Stock and 630 shares of Series E Preferred Stock; provided that Parent shall not use more than
                                    --------
$30,000,000 in cash in the aggregate in connection with (x) such Restructuring, including any repurchase or redemption of Series A Preferred Stock by Parent after the date hereof and prior to December 31, 2001 and (y) any repurchase or redemption by Parent of the Series E Preferred Stock on or prior to December 14, 2001.

          "Revolver Usage" means, as of any date of determination, the sum of
           --------------
(a) the then extant amount of outstanding Advances, plus (b) the then extant amount of the Letter of Credit Usage.

          "SEC" means the United States Securities and Exchange Commission and
           ---
any successor thereto.

          "Securities Account" means a "securities account" as that term is
           ------------------
defined in the Code.

          "Security Agreement" means a security agreement executed and delivered
           ------------------
by each Guarantor (other than Canadian Obligor) and Lender, in form and substance satisfactory to Lender.

          "Series A Preferred Stock" means Parent's series A convertible
           ------------------------
preferred Stock, par value $0.001 per share.

          "Series B Preferred Stock" means Parent's series B convertible
           ------------------------
preferred Stock, par value $0.001 per share, issued on the date hereof.

          "Series C Preferred Stock" means Parent's series C convertible
           ------------------------
preferred Stock, par value $0.001 per share, issued on the date hereof.

          "Series D Preferred Stock" means Parent's series D convertible
           ------------------------
preferred Stock, par value $0.001 per share, issued on the date hereof.

          "Series E Preferred Stock" means Parent's series E convertible
           ------------------------
preferred Stock, par value $0.001 per share, issued on the date hereof.

          "Solvent" means, with respect to any Person on a particular date, that
           -------
such Person is not insolvent (as such term is defined in the Uniform Fraudulent Transfer Act).

          "Stipulation of Settlement" means that certain Stipulation of
           -------------------------
Settlement, dated as of January 11, 2001, entered into among Akiko and Atsukuni Minami and Local 144 Nursing Home Pension Fund on behalf of the Class (as such term is defined in the Stipulation of Settlement), Parent as defendant, and defendants Michael J. Saylor, Sanju K. Bansal, Mark S. Lynch, Stephen S. Trundle, Ralph S. Terkowitz, and Frank A. Ingari, by and through their respective counsel, and filed in the United States District Court for the Eastern District of Virginia (Alexandria Division) in connection with the class-action lawsuit entitled In re MicroStrategy Incorporated Securities Litigation,
                        ------------------------------------------------------
Civil Action No. 00-473-A.

          "Stock" means all shares, options, warrants, interests,
           -----
participations, or other equivalents (regardless of how designated) of or in a Person, whether voting or nonvoting, including common stock, preferred stock, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act).

          "Stock Pledge Agreement" means a stock pledge agreement, in form and
           ----------------------
substance satisfactory to Lender, executed and delivered by Parent, Aventine, and Lender with respect to the pledge of the Stock owned by Parent and Aventine.

          "Subsidiary" of a Person means a corporation, partnership, limited
           ----------
liability company, or other entity in which that Person directly or indirectly owns or controls the shares of Stock having ordinary voting power to elect a majority of the board of directors (or appoint other comparable managers) of such corporation, partnership, limited liability company, or other entity;

provided, however, that, except with respect to Section 1.2, the financial
--------  -------                               -----------
reporting set forth in Section 6.3, Section 7.2(b), and the application of the
                       -----------  --------------
financial covenants and related definitions set forth in Sections 7.20(a)(i) and
                                                         -------------------
7.20(b), references herein to Parent and its Subsidiaries or other similar
-------
expressions shall be deemed to mean and refer solely to Parent, Borrower, and each other Guarantor.

          "Taxes" has the meaning set forth in Section 16.5.
           -----                               ------------

          "Territory" shall mean the United States of America and Canada.
           ---------

          "Trademark Security Agreement" means a trademark security agreement
           ----------------------------
executed and delivered by Parent and Lender, the form and substance of which is satisfactory to Lender.

          "Triggering Event" means either (a) the occurrence and continuation of
           ----------------
an Event of Default, or (b) the failure by Parent and its Subsidiaries to maintain a Qualified Cash Amount of not less than $7,500,000 at any one time.

          "Underlying Issuer" means a third Person which is the beneficiary of
           -----------------
an L/C Undertaking and which has issued a letter of credit at the request of Lender for the benefit of Borrower.

          "Underlying Letter of Credit" means a letter of credit that has been
           ---------------------------
issued by an Underlying Issuer.

          "US Cash Management Account" has the meaning set forth in Section
           --------------------------                               -------
2.7(a).
------

          "US Cash Management Bank" has the meaning set forth in Section 2.7(a).
           -----------------------                               --------------

          "Voidable Transfer" has the meaning set forth in Section 16.8.
           -----------------                               ------------

          "Warrant" means a common stock warrant executed and delivered by
           -------
Parent to Lender, the form and substance of which is satisfactory to Lender.

          "Wells Fargo" means Wells Fargo Bank, National Association, a national
           -----------
banking association.

          1.2  Accounting Terms. All accounting terms not specifically defined
               ----------------
herein shall be construed in accordance with GAAP. When used herein, the term "financial statements" shall include the notes and schedules thereto. Whenever the term "Parent" is used in respect of a financial covenant or a related definition, it shall be understood to mean Parent and its Subsidiaries on a consolidated basis unless the context clearly requires otherwise.

          1.3  Code. Any terms used in this Agreement that are defined in the
               ----
Code shall be construed and defined as set forth in the Code unless otherwise defined herein.

          1.4 Construction. Unless the context of this Agreement or any other
              ------------
Loan Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Loan Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement or in the other Loan Documents to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein to any Person shall be construed to include such Person's successors and assigns. Any requirement of a writing contained herein or in the other Loan Documents shall be satisfied by the transmission of a Record and any Record transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

          1.5  Schedules and Exhibits. All of the schedules and exhibits
               ----------------------
attached to this Agreement shall be deemed incorporated herein by reference.

2.  LOAN AND TERMS OF PAYMENT.

          2.1  Revolver Advances.
               -----------------

               (a) Subject to the terms and conditions of this Agreement, and during the term of this Agreement, Lender agrees to make advances ("Advances") to Borrower in an amount at any one time outstanding not to exceed an amount equal to the lesser of (i) the result of the Maximum Revolver Amount less the Letter of Credit Usage or (ii) the Borrowing Base less the Letter of Credit Usage. For purposes of this Agreement, "Borrowing Base," as of any date of determination, shall mean the result of:

                    (x)  the lesser of

                              (i) an amount equal to the Maintenance Advance Rate multiplied by the Dollar amount of Eligible Maintenance Accounts, and

                             (ii)  the Maximum Maintenance Sub-Facility, plus
                                                                         ----

                    (y)  the lesser of

                             (i) 85% of the Dollar amount of Eligible License Accounts, less the Dollar amount, if any, of the Dilution Reserve for License Receivables and Maintenance Receivables, and

                              (ii) an amount equal to 66 2/3% of Borrower's and
                         Canadian Obligor's Collections with respect to their License Receivables for the immediately preceding 90 day period, minus

                    (z) the aggregate amount of reserves, if any, established by Lender under Section 2.1(b).
                                         --------------

               (b) Anything to the contrary in this Section 2.1 notwithstanding,
                                                    -----------
Lender shall have the right to establish reserves in such amounts, and with respect to such matters, as Lender in its Permitted Discretion shall deem necessary or appropriate, against the Borrowing Base, including reserves with respect to (i) sums that Parent or any of its Subsidiaries is required to pay (such as taxes, assessments, insurance premiums, or, in the case of leased assets, rents or other amounts payable under such leases) and has failed to pay under any Section of this Agreement or any other Loan Document, (ii) amounts owing by Parent or any its Subsidiaries to any Person to the extent secured by a Lien on, or trust over, any of the Collateral (other than any existing Permitted Lien set forth on Schedule P-1 which is specifically identified thereon as
                  ------------
entitled to have priority over the Lender's Liens), which Lien or trust, in the Permitted Discretion of Lender likely would have a priority superior to the Lender's Liens (such as Liens or trusts in favor of landlords, warehousemen, carriers, mechanics, materialmen, laborers, or suppliers, or Liens or trusts for ad valorem, excise, sales, or other taxes where given priority under applicable law) in and to such item of the Collateral or any other assets pledged to Lender pursuant to any of the Loan Documents, and (iii) the Foreign Exchange Reserve.

               (c) Lender shall have no obligation to make additional Advances hereunder to the extent such additional Advances would cause the Revolver Usage to exceed the than extant Maximum Revolver Amount.

               (d) Amounts borrowed pursuant to this Section may be repaid and, subject to the terms and conditions of this Agreement, reborrowed at any time during the term of this Agreement.

          2.2  [intentionally omitted].

          2.3  Borrowing Procedures and Settlements.
               ------------------------------------

               (a) Procedure for Borrowing. Each Borrowing shall be made by a request by an Authorized Person delivered to Lender (which notice must be received by Lender no later than 10:00 a.m. (California time) on the Business Day that is the requested Funding Date specifying (i) the amount of such Borrowing, and (ii) the requested Funding Date, which shall be a Business Day. At Lender's election, in lieu of delivering the above-described request in writing, any Authorized Person may give Lender telephonic notice of such request by the required time, with such telephonic notice to be confirmed in writing within 24 hours of the giving of such notice.

               (b) Making of Advances. If Lender has received a timely request for a Borrowing in accordance with the provisions hereof, and subject to the satisfaction of the applicable terms and conditions set forth herein, Lender shall make the proceeds of such Advance available to Borrower on the applicable Funding Date by transferring immediately available funds equal to such proceeds to Borrower's Designated Account.

          2.4  Payments.
               --------

               (a) Payments by Borrower. Except as otherwise expressly provided herein, all payments by Borrower shall be made to Lender's Account and shall be made in immediately available funds, no later than 11:00 a.m. (California time) on the date specified herein. Any payment received by Lender later than 11:00 a.m. (California time), shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue until such following Business Day.

               (b)  Application, and Reversal of Payments.

               (i) All payments shall be remitted to Lender and all such payments (other than payments received while no Default or Event of Default has occurred and is continuing and which relate to the payment of principal or interest of specific Obligations or which relate to the payment of specific fees), and all proceeds of Accounts, License Receivables, or other Collateral received by Lender, shall be applied as follows:

                    (A)  first, to pay any Lender Expenses then due to Lender
                         -----
        under the Loan Documents, until paid in full,

                    (B)  second, to pay any fees then due to Lender under the
                         ------
        Loan Documents until paid in full,

                    (C)  third, ratably to pay interest due in respect of the
                         -----
        Advances, until paid in full,

                    (D)  [intentionally omitted],

                    (E)  fourth, to pay the principal of all Advances bearing
                         ------
        interest at a rate determined by reference to the Base Rate until paid in full,

                    (F)  fifth, if an Event of Default has occurred and is
                         -----
        continuing, to pay the principal of all LIBOR Rate Loans until paid in full,

                    (G)  [intentionally omitted]

                    (H)  sixth, if an Event of Default has occurred and is
                         -----
         continuing, to be held by Lender as cash collateral in an amount up to 105% of the then extant Letter of Credit Usage until paid in full,

                    (I) seventh, to pay any other Obligations then due and
                        -------
         payable until paid in full, and

                    (J) eighth, to Borrower (to be wired to the Designated
                        ------
         Account) or such other Person entitled thereto under applicable law.

            (ii) In each instance, so long as no Default or Event of Default has occurred and is continuing, Section 2.4(b) shall not be deemed to
                                         --------------
         apply to any payment by Borrower specified by Borrower to be for the payment of specific Obligations then due and payable (or prepayable) under any provision of this Agreement.

            (iii) For purposes of the foregoing, "paid in full" means payment of all amounts owing under the Loan Documents according to the terms thereof, including loan fees, service fees, professional fees, interest (and specifically including interest accrued after the commencement of any Insolvency Proceeding), default interest, interest on interest, and expense reimbursements, whether or not the same would be or is allowed or disallowed in whole or in part in any Insolvency Proceeding.

             (iv) In the event of a direct conflict between the priority provisions of this Section 2.4 and other provisions contained in any
                            -----------
         other Loan Document, it is the intention of the parties hereto that such priority provisions in such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of this Section 2.4 shall control and govern.

     2.5 Overadvances. If, at any time or for any reason, the amount of
         ------------
Obligations owed by Borrower to Lender pursuant to Sections 2.1 and 2.12 is
                                                   ---------------------
greater than either the Dollar or percentage limitations set forth in Sections
                                                                      --------
2.1 or 2.12, (an "Overadvance"), Borrower
immediately shall pay to Lender, in cash, the amount of such excess, which amount shall be used by Lender to reduce the Obligations in accordance with the priorities set forth in Section 2.4(b). In addition, if, as of any date of
                        --------------
determination, the Revolver Usage exceeds 66-2/3% of the amount of Collections of Parent and its Subsidiaries for the immediately preceding 90 consecutive day period, Borrower immediately shall pay to Lender, in cash, the amount of such excess, which amount shall be used by Lender to reduce the Advances. In addition, Borrower hereby promises to pay the Obligations (including principal, interest, fees, costs, and expenses) in Dollars in full to Lender as and when due and payable under the terms of this Agreement and the other Loan Documents.

          2.6  Interest Rates and Letter of Credit Fee:  Rates, Payments, and
               --------------------------------------------------------------
               Calculations.
               ------------

               (a) Interest Rates. Except as provided in clause (c) below, all Obligations (except for undrawn Letters of Credit) that have been charged to the Loan Account pursuant to the terms hereof shall bear interest on the Daily Balance thereof as follows (i) if the relevant Obligation is an Advance that is a LIBOR Rate Loan, at a per annum rate equal to the LIBOR Rate plus the LIBOR Rate Margin and (ii) otherwise, at a per annum rate equal to the Base Rate plus the Base Rate Margin.

               (b) Letter of Credit Fee. Borrower shall pay Lender a Letter of Credit fee (in addition to the charges, commissions, fees, and costs set forth in Section 2.12(e)) which shall accrue at a rate equal to 1.50% per annum times the Daily Balance of the undrawn amount of all outstanding Letters of Credit.

               (c) Default Rate. Upon the occurrence and during the continuation of an Event of Default,

               (i) all Obligations (except for undrawn Letters of Credit ) that have been charged to the Loan Account pursuant to the terms hereof shall bear interest on the Daily Balance thereof at a per annum rate equal to 4 percentage points above the per annum rate otherwise applicable hereunder, and

               (ii) the Letter of Credit fee provided for above shall be increased to 4 percentage points above the per annum rate otherwise applicable hereunder.

               (d) Payment. Interest, Letter of Credit fees, and all other fees payable hereunder shall be due and payable, in arrears, on the first day of each month at any time that Obligations or obligation to extend credit hereunder are outstanding. Borrower hereby authorizes Lender, from time to time, without prior notice to Borrower, to charge such interest and fees, all Lender Expenses (as and when incurred), the charges, commissions, fees, and costs provided for in
Section 2.12(e) (as and when accrued or incurred), the fees and costs provided
--------------
for in Section 2.11 (as and when accrued or incurred), and all other payments as
       ------------
and when due and payable under any Loan Document to Borrower's Loan Account, which amounts thereafter constitute Advances hereunder and shall accrue interest at the rate then applicable to Advances hereunder. Any interest not paid when due shall be compounded by being charged to Borrower's Loan Account and shall thereafter constitute Advances hereunder and shall accrue interest at the rate then applicable to Advances that are Base Rate Loans hereunder.

          (e) Computation. All interest and fees chargeable under the Loan Documents shall be computed on the basis of a 360 day year for the actual number of days elapsed. In the event the Base Rate is changed from time to time hereafter, the rates of interest hereunder based upon the Base Rate automatically and immediately shall be increased or decreased by an amount equal to such change in the Base Rate.

          (f) Intent to Limit Charges to Maximum Lawful Rate. In no event shall the interest rate or rates payable under this Agreement, plus any other amounts paid in connection herewith, exceed the highest rate permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable. Borrower and Lender, in executing and delivering this Agreement, intend legally to agree upon the rate or rates of interest and manner of payment stated within it; provided, however, that, anything contained herein to the
                  --------  -------
contrary notwithstanding, if said rate or rates of interest or manner of payment exceeds the maximum allowable under applicable law, then, ipso facto, as of the date of this Agreement, Borrower is and shall be liable only for the payment of such maximum as allowed by law, and payment received from Borrower in excess of such legal maximum, whenever received, shall be applied to reduce the principal balance of the Obligations to the extent of such excess.

     2.7  Cash Management.
          ---------------

          (a) From and after the date that Parent and Borrower comply with the provisions of Section 3.2(c), Parent and Borrower shall (i) continue to maintain
              --------------
cash management services of a type and on terms reasonably satisfactory to Lender at one or more of banks reasonably satisfactory to Lender (each a "US
                                                                          --
Cash Management Bank"), and shall request in writing and otherwise take such
--------------------
reasonable steps to ensure that all of its Account Debtors forward payment of the amounts owed by them directly to such US Cash Management Bank, and (ii) deposit or cause to be deposited promptly, and in any event no later than the first Business Day after the date of receipt thereof, all Collections (including those sent directly by Account Debtors to a US Cash Management Bank) into a bank account in Lender's name (each a "US Cash Management Account") at one of the US
                                  --------------------------
Cash Management Banks.

          (b) Each US Cash Management Bank shall establish and maintain Cash Management Agreements with Lender and Borrower or Parent, in form and substance reasonably acceptable to Lender. Each such Cash Management Agreement shall provide, among other things, that (i) all items of payment deposited in such US Cash Management Account and proceeds thereof are held by such US Cash Management Bank as agent or bailee-in-possession for Lender, (ii) the US Cash Management Bank has no rights of setoff or recoupment or any other claim against the applicable US Cash Management Account, other than for payment of its service fees and other charges directly related to the administration of such US Cash Management Account and for returned checks or other items of payment, and (iii) from and after the receipt by the applicable US Cash Management Bank of a notice that a Triggering Event has occurred, it immediately will forward by daily sweep all amounts in the applicable US Cash Management Account to the Lender's Account.

          (c) So long as no Default or Event of Default has occurred and is continuing, Parent or Borrower may replace a US Cash Management Bank or US Cash Management Account; provided, however, that (i) such prospective US Cash
                    --------  -------
Management Bank
shall be reasonably satisfactory to Lender and Lender shall have consented in writing (not to be unreasonably withheld) in advance to the opening of such US Cash Management Account with the prospective US Cash Management Bank, and (ii) prior to the time of the opening of such US Cash Management Account, Parent or Borrower, as applicable, and such prospective US Cash Management Bank shall have executed and delivered to Lender a US Cash Management Agreement. Parent or Borrower, as applicable, shall close any of their US Cash Management Accounts (and establish replacement cash management accounts in accordance with the foregoing sentence) promptly and in any event within 30 days of notice from Lender that the creditworthiness of any US Cash Management Bank is no longer acceptable in Lender's reasonable judgment, or as promptly as practicable and in any event within 60 days of notice from Lender that the operating performance, funds transfer, or availability procedures or performance of the US Cash Management Bank with respect to US Cash Management Accounts or Lender's liability under any Cash Management Agreement with such US Cash Management Bank is no longer acceptable in Lender's reasonable judgment.

          (d) The US Cash Management Accounts shall be cash collateral accounts, with all cash, checks and similar items of payment in such accounts securing payment of the Obligations, and in which Parent and Borrower are hereby deemed to have granted a Lien to Lender.

          2.8 Crediting Payments; Float Charge. The receipt of any payment item
              --------------------------------
by Lender (whether from transfers to Lender by the US Cash Management Banks pursuant to the Cash Management Agreements or otherwise) shall not be considered a payment on account unless such payment item is a wire transfer of immediately available federal funds made to the Lender's Account or unless and until such payment item is honored when presented for payment. Should any payment item not be honored when presented for payment, then Borrower shall be deemed not to have made such payment and interest shall be calculated accordingly. Anything to the contrary contained herein notwithstanding, any payment item shall be deemed received by Lender only if it is received into the Lender's Account on a Business Day on or before 11:00 a.m. (California time). If any payment item is received into the Lender's Account on a non-Business Day or after 11:00 a.m. (California time) on a Business Day, it shall be deemed to have been received by Lender as of the opening of business on the immediately following Business Day. From and after the Closing Date, Lender shall be entitled to charge Borrower for 1 Business Day of `clearance' or `float' at the rate applicable to Base Rate Loans under Section 2.6 on all Collections that are received by Parent and its
            -----------
Subsidiaries (regardless of whether forwarded by the US Cash Management Banks to Lender). This across-the-board 1 Business Day clearance or float charge on all Collections is acknowledged by the parties to constitute an integral aspect of the pricing of the financing of Borrower and shall apply irrespective of whether or not there are any outstanding monetary Obligations; the effect of such clearance or float charge being the equivalent of charging 1 Business Day of interest on such Collections.

          2.9 Designated Account. Lender is authorized to make the Advances and
              ------------------
Lender is authorized to issue the Letters of Credit under this Agreement based upon telephonic or other instructions received from anyone purporting to be an Authorized Person, or without instructions if pursuant to Section 2.6(d). Parent
                                                          --------------
and Borrower agree to establish and maintain the Designated Account with the Designated Account Bank for the purpose of receiving the proceeds of the Advances requested by Borrower and made by Lender hereunder.

Unless otherwise agreed by Lender and Borrower, any Advance requested by Borrower and made by Lender hereunder shall be made to the Designated Account.

          2.10   Maintenance of Loan Account; Statements of Obligations.
                 ------------------------------------------------------
                 Lender shall maintain an account on its books in the name of Borrower (the "Loan Account") on which Borrower will be charged with all
               ------------
Advances made by Lender to Borrower or for Borrower's account, the Letters of Credit issued by Lender for Borrower's account, and with all other payment Obligations hereunder or under the other Loan Documents, including, accrued interest, fees and expenses, and Lender Expenses. In accordance with Section
                                                                      -------
2.8, the Loan Account will be credited with all payments received by Lender from
---
Borrower or for Borrower's account, including all amounts received in the Lender's Account from any US Cash Management Bank. Lender shall render statements regarding the Loan Account to Borrower, including principal, interest, fees, and including an itemization of all charges and expenses constituting Lender Expenses owing, and such statements shall be conclusively presumed to be correct and accurate and constitute an account stated between Borrower and Lender unless, within 60 days after receipt thereof by Borrower, Borrower shall deliver to Lender written objection thereto describing the error or errors contained in any such statements.

          2.11 Fees. Borrower shall pay to Lender the following fees and
               ----
charges, which fees and charges shall be non-refundable when paid (irrespective of whether this Agreement is terminated thereafter):

               (a) Unused Line Fee. On the first day of each month during the term of this Agreement, an unused line fee in the amount equal to 0.375% per annum times the result of (a) the average amount of the Maximum Revolver Amount during the immediately preceding month, less (b) the sum of (i) the average Daily Balance of Advances that were outstanding during the immediately preceding month plus (ii) the average Daily Balance of the Letter of Credit Usage during the immediately preceding month.

               (b) Fee Letter Fees. As and when due and payable under the terms of the Fee Letter, Borrower shall pay to Lender the fees set forth in the Fee Letter, and

               (c) Audit, Appraisal, and Valuation Charges. Audit, appraisal, and valuation fees and charges as follows, (i) a fee of $750 per day, per auditor, plus reasonable out-of-pocket expenses for each financial audit of Parent and its Subsidiaries performed by personnel employed by Lender; provided,
                                                                       --------
however, that, so long as no Event of Default shall have occurred and be
-------
continuing, Borrower shall not be obligated to pay such fees and expenses in respect of more than 4 such audits in any calendar year, (ii) a one time charge of $3,000 plus reasonable out-of-pocket expenses for expenses for the establishment of electronic collateral reporting systems, (iii) a fee of $1,500 per day per appraiser, plus reasonable out-of-pocket expenses, for each appraisal of the Collateral and any other assets pledged to Lender pursuant to any of the Loan Documents performed by personnel employed by Lender, and (iv) the actual charges paid or incurred by Lender if it elects to employ the services of one or more third Persons to perform financial audits of Parent and its Subsidiaries, to appraise the Collateral or any other assets pledged to Lender pursuant to any of the Loan Documents, or any portion thereof, or to assess Parent's business valuation.

        2.12  Letters of Credit
              -----------------
                (a) Subject to the terms and conditions of this Agreement, Lender agrees to issue letters of credit for the account of Borrower (each, an "L/C") or to purchase participations or execute indemnities or
         ---
     reimbursement obligations (each such undertaking, an "L/C Undertaking")
                                                           ---------------
     with respect to letters of credit issued by an Underlying Issuer (as of the Closing Date, the prospective Underlying Issuer is to be Wells Fargo) for the account of Borrower. To request the issuance of an L/C or an L/C Undertaking (or the amendment, renewal, or extension of an outstanding L/C or L/C Undertaking), Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by Lender) to Lender and Lender (reasonably in advance of the requested date of issuance, amendment, renewal, or extension) a notice requesting the issuance of an L/C or L/C Undertaking, or identifying the L/C or L/C Undertaking to be amended, renewed, or extended, the date of issuance, amendment, renewal, or extension, the date on which such L/C or L/C Undertaking is to expire, the amount of such L/C or L/C Undertaking, the name and address of the beneficiary thereof (or the beneficiary of the Underlying Letter of Credit, as applicable), and such other information as shall be necessary to prepare, amend, renew, or extend such L/C or L/C Undertaking. If requested by Lender, Borrower also shall be an applicant under the application with respect to any Underlying Letter of Credit that is to be the subject of an L/C Undertaking. Lender shall have no obligation to issue a Letter of Credit if any of the following would result after giving effect to the requested Letter of Credit:

                (i) the Letter of Credit Usage would exceed the Borrowing Base less the amount of outstanding Advances, or

                (ii)  the Letter of Credit Usage would exceed $15,000,000, or

                (iii) the Letter of Credit Usage would exceed the result of the Maximum Revolver Amount less the then extant amount of outstanding Advances.

          Borrower and Lender acknowledge and agree that certain Underlying Letters of Credit may be issued to support letters of credit that already are outstanding as of the Closing Date. Each Letter of Credit (and corresponding Underlying Letter of Credit) shall have an expiry date no later than 30 days prior to the Maturity Date and all such Letters of Credit (and corresponding Underlying Letter of Credit) shall be in form and substance acceptable to Lender (in the exercise of its Permitted Discretion), including the requirement that the amounts payable thereunder must be payable in Dollars. If Lender is obligated to advance funds under a Letter of Credit, Borrower immediately shall reimburse such L/C Disbursement to Lender by paying to Lender an amount equal to such L/C Disbursement not later than 11:00 a.m., California time, on the date that such L/C Disbursement is made, if Borrower shall have received written or telephonic notice of such L/C Disbursement prior to 10:00 a.m., California time, on such date, or, if such notice has not been received by Borrower prior to such time on such date, then not later than 11:00 a.m., California time, on the Business Day that Borrower receives such notice, if such notice is received prior to 10:00 a.m., California time, on the date of receipt, and, in the absence of such reimbursement, the L/C Disbursement immediately and automatically shall be deemed to be an Advance hereunder and, thereafter, shall bear interest at the rate then applicable to Advances that are Base Rate Loans under Section 2.6. To the extent an L/C
                                           -----------
Disbursement is deemed to be an Advance hereunder, Borrower's obligation to reimburse such L/C Disbursement shall be discharged and replaced by the resulting Advance.

                (b) Borrower hereby agrees to indemnify, save, defend, and hold Lender harmless from any loss, cost, expense, or liability, and reasonable attorneys fees incurred by Lender arising out of or in connection with any Letter of Credit; provided, however, that Borrower shall not be obligated
                  --------  -------
hereunder to indemnify for any loss, cost, expense, or liability that is caused by the gross negligence or willful misconduct of Lender. Borrower agrees to be bound by the Underlying Issuer's regulations and interpretations of any Underlying Letter of Credit or by Lender's interpretations of any L/C issued by Lender to or for Borrower's account, even though this interpretation may be different from Borrower's own, and Borrower understands and agrees that Lender shall not be liable for any error, negligence, or mistake, whether of omission or commission, in following Borrower's instructions or those contained in the Letter of Credit or any modifications, amendments, or supplements thereto. Borrower understands that the L/C Undertakings may require Lender to indemnify the Underlying Issuer for certain costs or liabilities arising out of claims by Borrower against such Underlying Issuer. Borrower hereby agrees to indemnify, save, defend, and hold Lender harmless with respect to any loss, cost, expense (including reasonable attorneys fees), or liability incurred by Lender under any L/C Undertaking as a result of Lender's indemnification of any Underlying Issuer; provided, however, that Borrower shall not be obligated hereunder to
        --------  -------
indemnify for any loss, cost, expense, or liability that is caused by the gross negligence or willful misconduct of Lender.

                (c) Borrower hereby authorizes and directs any Underlying Issuer to deliver to Lender all instruments, documents, and other writings and property received by such Underlying Issuer pursuant to such Underlying Letter of Credit and to accept and rely upon Lender's instructions with respect to all matters arising in connection with such Underlying Letter of Credit and the related application.

                (d) Any and all charges, commissions, fees, and costs incurred by Lender relating to Underlying Letters of Credit shall be Lender Expenses for purposes of this Agreement and immediately shall be reimbursable by Borrower to Lender for the account of Lender; it being acknowledged and agreed by Borrower that, as of the Closing Date, the issuance charge imposed by the prospective Underlying Issuer is .825% per annum times the face amount of each Underlying Letter of Credit, that such issuance charge may be changed from time to time, and that the Underlying Issuer also imposes a schedule of charges for amendments, extensions, drawings, and renewals.

                (e) If by reason of (i) any change in any applicable law, treaty, rule, or regulation or any change in the interpretation or application thereof by any Governmental Authority, or (ii) compliance by the Underlying Issuer or Lender with any direction, request, or requirement (irrespective of whether having the force of law) of any Governmental Authority or monetary authority including, Regulation D of the Federal Reserve Board as from time to time in effect (and any successor thereto):

                (i) any reserve, deposit, or similar requirement is or shall be imposed or modified in respect of any Letter of Credit issued hereunder, or

                (ii) there shall be imposed on the Underlying Issuer or Lender any other condition regarding any Underlying Letter of Credit or any Letter of Credit issued pursuant hereto,

and the result of the foregoing is to increase, directly or indirectly, the cost to Lender of issuing, making, guaranteeing, or maintaining any Letter of Credit or to reduce the amount receivable in respect thereof by Lender, then, and in any such case, Lender may, at any time within a reasonable period after the additional cost is incurred or the amount received is reduced, notify Borrower, and Borrower shall pay on demand such amounts as Lender may specify to be necessary to compensate Lender for such additional cost or reduced receipt, together with interest on such amount from the date of such demand until payment in full thereof at the rate then applicable to Base Rate Loans hereunder. The determination by Lender of any amount due pursuant to this Section, as set forth in a certificate setting forth the calculation thereof in reasonable detail, shall, in the absence of manifest or demonstrable error, be final and conclusive and binding on all of the parties hereto.

        2.13  LIBOR Option.
              ------------

                (a) Interest and Interest Payment Dates. In lieu of having interest charged at the rate based upon the Base Rate, Borrower shall have the option (the "LIBOR Option") to have interest on all or a portion of the Advances
             ------------
be charged at a rate of interest based upon the LIBOR Rate. Interest on LIBOR Rate Loans shall be payable on the earliest of (i) the last day of the Interest Period applicable thereto, (ii) the occurrence and continuance of an Event of Default in consequence of which Lender has elected to accelerate the maturity of the Obligations, (iii) termination of this Agreement pursuant to the terms hereof, or (iv) the first day of each month that such LIBOR Rate Loan is outstanding. On the last day of each applicable Interest Period, unless Borrower properly has exercised the LIBOR Option with respect thereto, the interest rate applicable to such LIBOR Rate Loan automatically shall convert to the rate of interest then applicable to Base Rate Loans of the same type hereunder. At any time that an Event of Default has occurred and is continuing, Borrower no longer shall have the option to request that Advances bear interest at the LIBOR Rate and Lender shall have the right to convert the interest rate on all outstanding LIBOR Rate Loans to the rate then applicable to Base Rate Loans hereunder.

                (b)  LIBOR Election.

                (i) Borrower may, at any time and from time to time, so long as no Event of Default has occurred and is continuing, elect to exercise the LIBOR Option by notifying Lender prior to 11:00 a.m. (California time) at least 3 Business Days prior to the commencement of the proposed Interest Period (the "LIBOR Deadline"). Notice of Borrower's election of the LIBOR
                  --------------
     Option for a permitted portion of the Advances and an Interest Period pursuant to this Section shall be made by delivery to Lender of a LIBOR Notice received by Lender before the LIBOR Deadline, or by telephonic notice received by Lender before the LIBOR Deadline (to be confirmed by delivery to Lender of a LIBOR Notice received by Lender prior to 5:00 p.m. (California time) on the same day.

                (ii) Each LIBOR Notice shall be irrevocable and binding on Borrower. In connection with each LIBOR Rate Loan, Borrower shall indemnify, defend, and hold Lender harmless against any loss, cost, or expense incurred by Lender as a result of (a) the payment of any principal of any LIBOR Rate Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any LIBOR Rate Loan other than on the last day of the Interest Period applicable thereto, or (c) the failure to borrow, convert, continue or prepay any LIBOR Rate Loan on the date specified in any LIBOR Notice delivered pursuant hereto (such losses, costs, and expenses, collectively, "Funding Losses"). Funding Losses shall be deemed to equal
                    --------------
     the amount determined by Lender to be the excess, if any, of (i) the amount of interest that would have accrued on the principal amount of such LIBOR Rate Loan had such event not occurred, at the LIBOR Rate that would have been applicable thereto, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert, or continue, for the period that would have been the Interest Period therefor), minus (ii) the amount of interest that would accrue on such principal amount for such period at the interest rate which Lender would be offered were it to be offered, at the commencement of such period, Dollar deposits of a comparable amount and period in the London interbank market. A certificate of Lender delivered to Borrower setting forth any amount or amounts that Lender is entitled to receive pursuant to this Section shall be conclusive absent manifest error.

                (iii) Borrower shall have not more than 5 LIBOR Rate Loans in effect at any given time. Borrower only may exercise the LIBOR Option for LIBOR Rate Loans of at least $1,000,000 and integral multiples of $100,000 in excess thereof. The foregoing notwithstanding, upon the written request of Borrower, Lender shall in good faith consider permitting Borrower to maintain an additional 2 LIBOR Rate Loans.

                (c) Prepayments. Borrower may prepay LIBOR Rate Loans at any time; provided, however, that in the event that LIBOR Rate Loans are prepaid on
      -----------------
any date that is not the last day of the Interest Period applicable thereto, including as a result of any automatic prepayment through the required application by Lender of proceeds of Collections in accordance with Section
                                                                    -------
2.4(b) or for any other reason, including early termination of the term of this
------
Agreement or acceleration of the Obligations pursuant to the terms hereof, Borrower shall indemnify, defend, and hold Lender and its Participants harmless against any and all Funding Losses in accordance with clause (b)(ii) above.

                (d)  Special Provisions Applicable to LIBOR Rate.

                (i) The LIBOR Rate may be adjusted by Lender on a prospective basis to take into account any additional or increased costs to Lender of maintaining or obtaining any eurodollar deposits or increased costs due to changes in applicable law occurring subsequent to the commencement of the then applicable Interest Period, including changes in tax laws (except changes of general applicability in corporate income tax laws) and changes in the reserve requirements imposed by the Board of Governors of the Federal Reserve System (or any successor), excluding the Reserve Percentage, which additional or increased costs would increase the cost of funding loans bearing interest at the LIBOR Rate. In any such event, Lender shall give Borrower notice of such a determination and adjustment and, upon its receipt of the notice from Lender, Borrower may, by notice to Lender (y) require Lender to furnish to Borrower a statement setting forth the basis for adjusting such LIBOR Rate and the method for determining the amount of such adjustment, or (z) repay the LIBOR Rate Loans with respect to which such adjustment is made (together with any amounts due under clause (b)(ii) above).

                (ii) In the event that any change in market conditions or any law, regulation, treaty, or directive, or any change therein or in the interpretation of application thereof, shall at any time after the date hereof, in the reasonable opinion of Lender, make it unlawful or impractical for Lender to fund or maintain LIBOR Advances or to continue such funding or maintaining, or to determine or charge interest rates at the LIBOR Rate, Lender shall give notice of such changed circumstances to Borrower and (y) in the case of any LIBOR Rate Loans that are outstanding, the date specified in Lender's notice shall be deemed to be the last day of the Interest Period of such LIBOR Rate Loans, and interest upon the LIBOR Rate Loans thereafter shall accrue interest at the rate then applicable to Base Rate Loans, and (z) Borrower shall not be entitled to elect the LIBOR Option until Lender determines that it would no longer be unlawful or impractical to do so.

                (e) No Requirement of Matched Funding. Anything to the contrary contained herein notwithstanding, Lender is not required actually to acquire eurodollar deposits to fund or otherwise match fund any Obligation as to which interest accrues at the LIBOR Rate. The provisions of this Section shall apply as if Lender had match funded any Obligation as to which interest is accruing at the LIBOR Rate by acquiring eurodollar deposits for each Interest Period in the amount of the LIBOR Rate Loans.

        2.14  Capital Requirements.  If, after the date hereof, Lender, in its
              --------------------
reasonable opinion, determines that (i) the adoption of or change in any law, rule, regulation or guideline regarding capital requirements for banks or bank holding companies, or any change in the interpretation or application thereof by any Governmental Authority charged with the administration thereof, or (ii) compliance by Lender or its parent bank holding company with any guideline, request or directive of any such entity regarding capital adequacy (whether or not having the force of law), the effect of reducing the return on Lender's or such holding company's capital as a consequence of Lender's obligations hereunder to a level below that which Lender or such holding company could have achieved but for such adoption, change, or compliance (taking into consideration Lender's or such holding company's then existing policies with respect to capital adequacy and assuming the full utilization of such entity's capital) by any amount deemed by Lender to be material, then Lender may notify Borrower thereof. Following receipt of such notice, Borrower agrees to pay Lender on demand the amount of such reduction of return of capital as and when such reduction is determined, payable within 90 days after presentation by Lender of a statement in the amount and setting forth in reasonable detail Lender's calculation thereof and the assumptions upon which such calculation was based (which statement shall be deemed true and correct absent manifest error). In determining such amount, Lender may use any reasonable averaging and attribution methods.

3. CONDITIONS; TERM OF AGREEMENT.

     3.1  Conditions Precedent to the Initial Extension of Credit. The
          -------------------------------------------------------
satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Agreement:

                (a) The Borrower shall have prepaid the Term Loan (as defined in the Existing Credit Agreement) together with any accrued and unpaid interest thereon by (i) paying to the Lender the amount of $4,423,237.00 plus any unpaid accrued interest and (ii) the balance of such Term Loan, in the amount of $4,465,651.00, being rolled over into an Advance hereunder;

                (b) Foothill shall have received the reaffirmation and consent attached hereto as Exhibit A, duly executed and delivered by an authorized
                   ---------
officer of each Guarantor;

                (c) The representations and warranties in this Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

                (d) No Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

                (e) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower, Parent or Foothill;

                (f) Foothill shall received an amendment fee in the amount of $300,000; and

                (g) All other documents and legal matters in connection with the transactions contemplated by this Agreement shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Foothill and its counsel.

     3.1A [intentionally omitted]

     3.2  Conditions Subsequent to the Closing. The obligation of Lender to
          ------------------------------------
continue to make Advances (or otherwise extend credit hereunder) from and after the date of the satisfaction of each of the conditions set forth in Section 3.1
                                                                    -----------
is subject to the fulfillment, on or before the date applicable thereto, of each of the conditions subsequent set forth below (the failure by Parent and Borrower to so perform or cause to be performed constituting an Event of Default):

                (a) within 30 Business Days of the consummation of the Restructuring, Lender shall have received updated copies of Schedules 5.8(b), 5.8(d) and 5.20, and any other Schedule which has materially changed since the date hereof as a result of the Restructuring;

                (b) On or before June 15, 2001, Lender shall have received such evidence as Lender may require demonstrating that Parent has remitted all funds previously held by Existing Lender as cash collateral for the obligations of Parent to Existing Lender that were repaid with the proceeds of the initial extension of credit hereunder to the Chase Control Agreement;

                (c) On or before June 15, 2001, Lender shall have received such Cash Management Agreements and additional Control Agreements as Lender may required, each such Cash Management Agreement and additional Control Agreement shall have been duly executed by each of the parties thereto and be in full force and effect.

     3.3  [intentionally omitted]

     3.4 Conditions Precedent to all Extensions of Credit. The obligation of Lender to make all Advances (or to extend any other credit hereunder) shall be subject to the following conditions precedent:

                (a) the representations and warranties contained in this Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date of such extension of credit, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date);

                (b) no Default or Event of Default shall have occurred and be continuing on the date of such extension of credit, nor shall either result from the making thereof;

                (c) no injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the extending of such credit shall have been issued and remain in force by any Governmental Authority against Borrower, any Guarantor, Lender, or any of their Affiliates; and

                (d)  no Material Adverse Change shall have occurred.

     3.5  Term. This Agreement shall become effective upon the execution and
          ----
delivery hereof by Parent, Borrower, and Lender and shall continue in full force and effect for a term ending on February 9, 2004 (the "Maturity Date"). The
                                                       -------------
foregoing notwithstanding, Lender shall have the right to terminate its obligations under this Agreement immediately and without notice upon the occurrence and during the continuation of an Event of Default.

    3.6   Effect of Termination. On the date of termination of this Agreement,
          ---------------------
all Obligations (including contingent reimbursement obligations of Borrower with respect to any outstanding Letters of Credit but excluding any Obligations in respect of the Warrant or the Registration Rights Agreement) immediately shall become due and payable without notice or demand. No termination of this Agreement, however, shall relieve or discharge Parent, Borrower, or any other Guarantor of its duties, Obligations, or covenants hereunder and the Lender's Liens in the Collateral and the other assets pledged to Lender shall remain in effect until all Obligations (other than the Obligations in respect of the Warrant and the Registration Rights Agreement) have been fully and finally discharged and Lender's obligations to provide additional credit hereunder have been terminated. When this Agreement has been terminated and all of the Obligations (other than the Obligations in respect of the Warrant and the Registration Rights Agreement) have been fully and finally discharged and Lender's obligations to provide additional credit under the Loan Documents have been terminated irrevocably, Lender will, at Borrower's sole expense, execute and deliver any UCC termination statements, lien releases, mortgage releases, re-assignments of trademarks, discharges of security interests, and other similar discharge or release documents (and, if applicable, in recordable form) as are reasonably necessary to release, as of record, the Lender's Liens and all notices of security interests and liens previously filed by Lender with respect to the Obligations.

    3.7   Early Termination by Borrower. Borrower has the option, at any time
          -----------------------------
upon 30 days prior written notice by Borrower to Lender, to terminate this Agreement by paying to Lender, in cash, the Obligations (including either (i) providing cash collateral to be held by Lender in an amount equal to 105% of the then extant Letter of Credit Usage, or (ii) causing the original Letters of Credit to be returned to Lender but excluding any Obligations in respect of the Warrant or the Registration Rights Agreement), in full, together with the Applicable Prepayment Premium. If Borrower has sent a notice of termination pursuant to the provisions of this Section, then Lender's obligations to extend credit hereunder shall terminate and Borrower shall be obligated to repay the Obligations (including either (i) providing cash collateral to be held by Lender in an amount equal to 105% of the then extant Letter of Credit Usage, or (ii) causing the original Letters of Credit to be returned to Lender but excluding any Obligations in respect of the Warrant or the Registration Rights Agreement), in full, together with the Applicable Prepayment Premium, on the date set forth as the date of termination of this Agreement in such notice. In the event of the termination of this Agreement and repayment of the Obligations at any time prior to the Maturity Date, for any other reason, including (a) termination upon the election of Lender to terminate after the occurrence of an Event of Default, (b) foreclosure and sale of Collateral, (c) sale of the Collateral in any Insolvency Proceeding, or (iv) restructure, reorganization or compromise of the Obligations by the confirmation of a plan of reorganization, or any other plan of compromise, restructure, or arrangement in any Insolvency Proceeding, then, in view of the impracticability and extreme difficulty of ascertaining the actual amount of damages to Lender or profits lost by Lender as a result of such early termination, and by mutual agreement of the parties as to a reasonable estimation and calculation of the lost profits or damages of Lender, Borrower shall pay the Applicable Prepayment Premium to Lender, measured as of the date of such termination. The foregoing to the contrary notwithstanding, in the event that any termination of this Agreement by Borrower pursuant to the first sentence of Section 3.6 occurs as a proximate result of or in proximate
            -----------
connection with a refinancing of the Obligations provided by a commercial banking unit of Wells Fargo, then the Applicable Prepayment Premium shall equal zero.

4. CREATION OF SECURITY INTEREST.

    4.1   Grant of Security Interest. Borrower hereby grants to Lender a
          --------------------------
continuing security interest in all of its right, title, and interest in all currently existing and hereafter acquired or arising Personal Property Collateral in order to secure prompt repayment of any and all of the Obligations in accordance with the terms and conditions of the Loan Documents and in order to secure prompt performance by Borrower of each of its covenants and duties under the Loan Documents. The Lender's Liens in and to the Personal Property Collateral shall attach to all Personal Property Collateral without further act on the part of Lender or Borrower. Anything contained in this Agreement or any other Loan Document to the contrary notwithstanding, except for Permitted Dispositions, Borrower has no authority, express or implied, to dispose of any item or portion of the Collateral.

          Anything contained herein or in the Stock Pledge Agreement to the contrary notwithstanding, the security interest granted by Aventine herein or therein in the Stock of iBasis, Inc., a Delaware corporation ("Basis") shall not attach to such Stock until the date that is 181 days following the date of the consummation of the acquisition of Price by Basis.

    4.2    Negotiable Collateral. In the event that any Collateral, including
           ---------------------
proceeds, is evidenced by or consists of Negotiable Collateral, and if and to the extent that perfection of priority of Lender's security interest is dependent on or enhanced by possession, Borrower, immediately upon the request of Lender, shall endorse and deliver physical possession of such Negotiable Collateral to Lender.

    4.3    Collection of Accounts, General Intangibles, License Receivables, and
           ---------------------------------------------------------------------
Negotiable Collateral. At any time after the occurrence and during the
---------------------
continuation of an Event of Default, Lender or Lender's designee may (a) notify Account Debtors of Borrower that the Accounts, License Receivables, chattel paper, or General Intangibles have been assigned to Lender or that Lender has a security interest therein, or (b) collect the Accounts, License Receivables, chattel paper, or General Intangibles directly and charge the collection costs and expenses to the Loan Account. Borrower agrees that it will hold in trust for Lender, as Lender's trustee, any Collections that it receives and immediately will deliver said Collections to Lender or a US Cash Management Bank in their original form as received by Borrower.

    4.4    Delivery of Additional Documentation Required. At any time upon the
           ---------------------------------------------
request of Lender, Borrower shall execute and deliver to Lender, any and all financing statements, original financing statements in lieu of continuation statements, fixture filings, security agreements, pledges, assignments, endorsements of certificates of title, and all other documents (the "Additional Documents") that Lender may request in its Permitted Discretion, in form and substance satisfactory to Lender, to perfect and continue perfected or better perfect the Lender's Liens in the Collateral (whether now owned or hereafter arising or acquired), to create and perfect Liens in favor of Lender in any Real Property (other than any leasehold interests in any Real Property) acquired after the Closing Date, and in order to fully consummate all of the transactions contemplated hereby and under the other Loan Documents. To the maximum extent permitted by applicable law, Borrower authorizes Lender to execute any such Additional Documents in Borrower's name and authorizes Lender to file such executed Additional Documents in any appropriate filing office. In addition, on such periodic basis as Lender shall require, Parent shall (a) provide Lender with a report of all new material patentable, copyrightable, or trademarkable materials acquired or generated by Parent and its Subsidiaries during the prior period that are necessary to the conduct of the business of Parent and its Subsidiaries as then conducted, (b) cause all such material patents, copyrights, and trademarks acquired or generated by Parent and its Subsidiaries that are not already the subject of a registration with the appropriate filing office (or an application therefor diligently prosecuted) to be registered with such appropriate filing office in a manner sufficient to impart constructive notice of the ownership thereof by Parent or the applicable Subsidiary, and (c) cause to be prepared, executed, and delivered to Lender supplemental schedules to the applicable Loan Documents to identify all such patents, copyrights, and trademarks as being subject to the security interests created thereunder.

    4.5    Power of Attorney. Borrower hereby irrevocably makes, constitutes,
           -----------------
and appoints Lender (and any of Lender's officers, employees, or agents designated by Lender) as Borrower's true and lawful attorney, with power to (a) if Borrower refuses to, or fails timely to execute and deliver any of the documents described in Section 4.4, sign the name of Borrower on any of the
                       -----------
documents described in Section 4.4, (b) at any time that an Event of Default has
                       -----------
occurred and is continuing, sign Borrower's name on any invoice or bill of lading relating to the Collateral, drafts against Account Debtors, or notices to Account Debtors, (c) send requests for verification of License Receivables, (d) endorse Borrower's name on any Collection item that may come into Lender's possession, (e) at any time that an Event of Default has occurred and is continuing, make, settle, and adjust all claims under Borrower's policies of insurance and make all determinations and decisions with respect to such policies of insurance, and (f) at any time that an Event of Default has occurred and is continuing, settle and adjust disputes and claims respecting the Accounts, License Receivables, chattel paper, or General Intangibles directly with Account Debtors, for amounts and upon terms that Lender determines to be reasonable, and Lender may cause to be executed and delivered any documents and releases that Lender determines to be necessary. The appointment of Lender as Borrower's attorney, and each and every one of its rights and powers, being coupled with an interest, is irrevocable until all of the Obligations have been fully and finally repaid and performed and Lender's obligations to extend credit hereunder are terminated.

    4.6    Right to Inspect. Lender (through any of its respective officers,
           ----------------
employees, or agents) shall have the right, from time to time hereafter to inspect the Books and to check, test, and appraise the Collateral and the other assets pledged to Lender pursuant to the Loan Documents in order to verify the financial condition of Parent and its Subsidiaries or the amount, quality, value, condition of, or any other matter relating to, the Collateral or the other assets pledged to Lender pursuant to the Loan Documents.

    4.7    Control Agreements. Parent and Borrower agree that neither will, nor
           ------------------
will permit any of their Subsidiaries to, transfer assets out of any deposit accounts or Securities Accounts other than as permitted under Section 7.19 and,
                                                              ------------
if to another depositary bank or securities intermediary, unless each of Parent, Borrower, or the applicable Subsidiary, Lender, and the substitute depositary bank or securities intermediary have entered into a Control Agreement. No arrangement contemplated hereby or by any Control Agreement in respect of any deposit accounts or Securities Accounts or other Investment Property shall be modified by Parent, Borrower, or the applicable Subsidiary without the prior written consent of Lender. Solely upon the occurrence and during the continuance of a Default or Event of Default, Lender may notify any depositary bank or securities intermediary to liquidate the applicable deposit account or Securities Account or any related Investment Property maintained or held thereby and remit the proceeds thereof to the Lender's Account.

5. REPRESENTATIONS AND WARRANTIES.

          In order to induce Lender to enter into this Agreement, Parent and Borrower, for themselves and each of their respective Subsidiaries, makes the following representations and warranties to Lender which shall be true, correct, and complete, in all material respects, as of the date hereof, and shall be true, correct, and complete, in all material respects, as of the Closing Date, and at and as of the date of the making of each Advance (or other extension of credit) made thereafter, as though made on and as of the date of such Advance (or other extension of credit) (except to the extent that such representations and warranties relate solely to an earlier date) and such representations and warranties shall survive the execution and delivery of this Agreement:

    5.1    No Encumbrances. Borrower has good and indefeasible title to its
           ---------------
Collateral and the Real Property, free and clear of Liens except for Permitted Liens.

    5.2    Eligible Accounts. The Eligible Accounts are bona fide existing
           -----------------
payment obligations of Account Debtors created in the ordinary course of Borrower's (or Canadian Obligor's, as applicable) business, owed to Borrower (or Canadian Obligor, as applicable) without defenses, disputes, offsets, counterclaims, or rights of return or cancellation. As to each Eligible Account, such Eligible Account is not:

                (a) owed by an employee, Affiliate, or agent of Borrower or Canadian Obligor,

                (b) on account of a transaction wherein the payment by the Account Debtor may be conditional,

                (c)  payable in a currency other than Dollars or Canadian
Dollars,
                (d) owed by an Account Debtor that has or has asserted a right of setoff, has disputed its liability, or has made any claim with respect to its obligation to pay the License Receivable,

                (e) owed by an Account Debtor that is subject to any Insolvency Proceeding or is not Solvent or as to which Borrower or Canadian Obligor has received notice of an imminent Insolvency Proceeding or a material impairment of the financial condition of such Account Debtor,

                (f) on account of a transaction as to which the services giving rise to such Eligible License Receivable have not been performed,

                (g) a right to receive progress payments or other advance billings that are due prior to the completion of performance by Borrower or Canadian Obligor of the subject contract for services, and

                (h) an Eligible Account that has not been billed to the customer.

    5.3    [intentionally omitted]
           -----------------------

    5.4    Equipment. All of the Equipment is used or held for use in Borrower's
           ---------
business and is fit for such purposes.

    5.5    Location of Inventory and Equipment. The Inventory and Equipment are
           -----------------------------------
not stored with a bailee, warehouseman, or similar party and, other than such equipment that is in-transit in the ordinary course of business of Parent and its Subsidiaries, are located only at the locations identified on Schedule 5.5.
                                                                  ------------
    5.6    Inventory Records. Borrower keeps correct and accurate records
           -----------------
itemizing and describing the type, quality, and quantity of its Inventory and the book value thereof.

    5.7    Location of Chief Executive Office; FEIN. The chief executive office
           ----------------------------------------
of Parent and each of its Subsidiaries is located at the address indicated in
Schedule 5.7. The FEIN (or foreign equivalent) of Parent and each of its
------------
Subsidiaries is identified in Schedule 5.7.
                              ------------
    5.8    Due Organization and Qualification; Subsidiaries
           ------------------------------------------------

                (a) Parent and each of its Subsidiaries is duly organized and existing and in good standing under the laws of the jurisdiction of its organization and qualified to do business in any state where the failure to be so qualified reasonably could be expected to have a Material Adverse Change.

                (b)  Set forth on Schedule 5.8(b), is a complete and accurate
                                  ---------------
description of the authorized capital Stock of Parent, by class, and, as of the Closing Date, a description of the number of shares of each such class that are issued and outstanding. Other than as described on Schedule 5.8(b), there are no
                                                   ---------------
subscriptions, options, warrants, or calls relating to any shares of Parent's capital Stock, including any right of conversion or exchange under any outstanding security or other instrument. Other than as described on Schedule
                                                                     --------
5.8(b), Parent is not subject to any obligation (contingent or otherwise) to
------
repurchase or otherwise acquire or retire any shares of its capital Stock or any security convertible into or exchangeable for any of its capital Stock.

                (c)  Set forth on Schedule 5.8(c), is a complete and accurate
                                  ---------------
list of Parent's direct and indirect Subsidiaries, showing: (i) the jurisdiction of their organization; (ii) the number of shares of each class of common and preferred Stock authorized for each of such Subsidiaries; and (iii) the number and the percentage of the outstanding shares of each such class owned directly or indirectly by Parent. All of the outstanding capital Stock of each such Subsidiary has been validly issued and is fully paid and non-assessable.

                (d)  Except as set forth on Schedule 5.8(c), there are no
                                            ---------------
subscriptions, options, warrants, or calls relating to any shares of Parent's Subsidiaries' capital Stock, including any right of conversion or exchange under any outstanding security or other instrument. Neither Parent nor any of its Subsidiaries is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of Parent's Subsidiaries' capital Stock or any security convertible into or exchangeable for any such capital Stock.

    5.9    Due Authorization; No Conflict.
           ------------------------------

                (a) The execution, delivery, and performance by Borrower of this Agreement and the Loan Documents to which it is a party have been duly authorized by all necessary action on the part of Borrower.

                (b) The execution, delivery, and performance by Borrower of this Agreement and the Loan Documents to which it is a party do not and will not
(i) violate in any material respect any provision of federal, state, or local law or regulation applicable to Borrower, the Governing Documents of Borrower, or any order, judgment, or decree of any court or other Governmental Authority binding on Borrower, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of Borrower (exclusive, however, of any conflict, breach, or default resulting from an enforceable prohibition on the attachment of the Lender's Liens to the contract or other agreement evidencing a material contractual obligation of Borrower), (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of Borrower, other than Permitted Liens, or (iv) require any approval of Borrower's interestholders or any approval or consent of any Person under any material contractual obligation of Borrower (exclusive, however, of any approval or consent required in connection with the attachment of the Lender's Liens to the contract or other agreement evidencing a material contractual obligation of Borrower).

                (c) Other than the filing of financing statements, fixture filings, and certain of the Loan Documents with the SEC, the United States Patent and Trademark Office, and the United States Copyright Office, the execution, delivery, and performance by Borrower of this Agreement and the Loan Documents to which Borrower is a party do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority or other Person.

                (d) This Agreement and the other Loan Documents to which Borrower is a party, and all other documents contemplated hereby and thereby, when executed and delivered by Borrower will be the legally valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally.

                (e) The Lender's Liens are validly created, perfected, and first priority Liens, subject only to Permitted Liens.

                (f) As to each Guarantor, the execution, delivery, and performance by such Guarantor of the Loan Documents to which it is a party have been duly authorized by all necessary action on the part of such Guarantor.

                (g) As to each Guarantor, the execution, delivery, and performance by such Guarantor of the Loan Documents to which it is a party do not and will not (i) violate in any material respect any provision of federal, state, or local law or regulation applicable to such Guarantor, the Governing Documents of such Guarantor, or any order, judgment, or decree of any court or other Governmental Authority binding on such Guarantor, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of such Guarantor (exclusive, however, of any conflict, breach, or default resulting from an enforceable prohibition on the attachment of the Lender's Liens to the contract or other agreement evidencing a material contractual obligation of such Guarantor), (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of such Guarantor, other than Permitted Liens, or (iv) require any approval of such Guarantor's interestholders or any approval or consent of any Person under any material contractual obligation of such Guarantor (exclusive, however, of any approval or consent required in connection with the attachment of the Lender's Liens to the contract or other agreement evidencing a material contractual obligation of such Guarantor).

                (h) As to each Guarantor, other than the filing of financing statements, PPSA filings, fixture filings, and certain of the Loan Documents with the SEC, the United States Patent and Trademark Office, and the United States Copyright Office, the execution, delivery, and performance by such Guarantor of the Loan Documents to which such Guarantor is a party do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority or other Person.

                (i) As to each Guarantor, the Loan Documents to which such Guarantor is a party, and all other documents contemplated hereby and thereby, when executed and delivered by such Guarantor will be legally valid and binding obligations of such Guarantor, enforceable against such Guarantor in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally.

    5.10   Litigation. Other than those matters disclosed on Schedule 5.10,
           ----------                                        -------------
there are no material actions, suits, or proceedings pending or, to the best knowledge of Parent, threatened against Parent, or any of its Subsidiaries, as applicable, except for (a) matters that are fully covered by insurance (subject to customary deductibles), and (b) matters arising after the Closing Date that, if decided adversely to Parent, or any of its Subsidiaries, as applicable, reasonably could not be expected to result in a Material Adverse Change.

    5.11   No Material Adverse Change. All financial statements relating to
           --------------------------
Parent and its Subsidiaries that have been delivered by Parent to Lender have been prepared in accordance with GAAP (except, in the case of unaudited financial statements, for the lack of footnotes and being subject to year-end audit adjustments) and present fairly in all material respects, Parent's and each of its Subsidiary's financial condition as of the date thereof and results of operations for the period then ended. There has not been a Material Adverse Change with respect to Parent or any of its Subsidiaries since the date of the latest financial statements submitted to Lender on or before the Closing Date.

    5.12   Fraudulent Transfer.
           -------------------

                (a) Borrower and each of the Guarantors (other than Inactive Subsidiary) is Solvent.

                (b) No transfer of property is being made by Borrower or any Guarantor and no obligation is being incurred by Borrower or any Guarantor in connection with the transactions contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of Borrower or any Guarantor.

    5.13   Employee Benefits. None of Parent, any of its Subsidiaries, or any of
           -----------------
their ERISA Affiliates maintains or contributes to any Benefit Plan.

    5.14   Environmental Condition. Except as set forth on Schedule 5.14, (a) to
           -----------------------                         -------------
Parent's knowledge, none of the properties or assets or Borrower or any Guarantor has ever been used by Borrower or any Guarantor or by previous owners or operators in the disposal of, or to produce, store, handle, treat, release, or transport, any Hazardous Materials, where such production, storage, handling, treatment, release or transport was in violation, in any material respect, of applicable Environmental Law, (b) to Parent's knowledge, none of the properties or assets of Borrower or any Guarantor has ever been designated or identified in any manner pursuant to any environmental protection statute as a Hazardous Materials disposal site, (c) Parent has not received notice that a Lien arising under any Environmental Law has attached to any revenues or to any Real Property owned or operated by Borrower or any Guarantor, and (d) Parent has not received a summons, citation, notice, or directive from the Environmental Protection Agency or any other federal or state governmental agency concerning any action or omission by Borrower or any Guarantor resulting in the releasing or disposing of Hazardous Materials into the environment.

    5.15   Brokerage Fees. Neither Parent nor Borrower has not utilized the
           --------------
services of any broker or finder in connection with Borrower's obtaining financing from Lender under this Agreement and no brokerage commission or finders fee is payable by Parent or Borrower in connection herewith.

    5.16   Intellectual Property. Parent and each of its Subsidiaries owns, or
           ---------------------
holds licenses in, all Intellectual Property that is necessary to the conduct of its business as currently conducted. Attached hereto as Schedule 5.16 is a true,
                                                        -------------
correct, and complete listing of all material Intellectual Property as to which Parent or one of its Subsidiaries is the owner or is an exclusive licensee and that is necessary to the conduct of its business as currently conducted.

    5.17   Leases.  Borrower and each Guarantor enjoy peaceful and undisturbed
           ------
possession under all leases material to the business of Borrower and each such Guarantor and to which Borrower or a Guarantor is a party or under which Borrower or a Guarantor is operating. All of such leases are valid and subsisting and no material default by Borrower or any Guarantor, as applicable, exists under any of them.

    5.18   DDAs.  Set forth on Schedule 5.18 are all of the DDAs of Parent and
           ----                -------------
its Subsidiaries, including, with respect to each depository (i) the name and address of such depository, and (ii) the account numbers of the accounts maintained with such depository.

    5.19   Complete Disclosure. All factual information (taken as a whole)
           -------------------
furnished by or on behalf of Parent in writing to Lender (including all information contained in the Schedules hereto or in the other Loan Documents) for purposes of or in connection with this Agreement, the other Loan Documents or any transaction contemplated herein or therein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of Parent in writing to Lender will be, true and accurate, in all material respects, on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided. On the Closing Date, the Closing Date Business Plan represents, and as of the date on which any other Projections are delivered to Lender, such additional Projections represent Parent's good faith best estimate of its future performance for the periods covered thereby.

    5.20   Indebtedness. Set forth on Schedule 5.20 is a true and complete list
           ------------
of all Indebtedness of Parent and its Subsidiaries outstanding immediately prior to the Closing Date that is to remain outstanding after the Closing Date and such Schedule accurately reflects the aggregate principal amount of such Indebtedness and the principal terms thereof.

    5.21   Inactive Subsidiary. The Inactive Subsidiary does not own any
           -------------------
material assets and does not engage in any business activity whatsoever.

    5.22   Customer Contracting. Subject to the proviso set forth in Section
           --------------------                                      -------
6.17, all new customer contracts relative to the licensing of Products in the
----
Territory or provision of technical, maintenance or support, and professional services in the Territory executed since the Initial Closing Date have been executed solely by Borrower and the applicable third Person(s) party thereto.

6.   AFFIRMATIVE COVENANTS.

          Parent and Borrower, for themselves and each of their respective Subsidiaries, covenants and agrees that, so long as any credit hereunder shall be available and until full and final payment of the Obligations (other than any Obligations in respect of the Warrant and the Registration Rights Agreement), Parent and Borrower shall and shall cause each of their respective Subsidiaries to do all of the following:

    6.1  Accounting System. Maintain a system of accounting that enables Parent
         -----------------
and each of its Subsidiaries to produce financial statements in accordance with GAAP and maintain records pertaining to the Collateral that contain information as from time to time reasonably may be requested by Lender. Parent and its Subsidiaries also shall keep an inventory reporting system that shows all additions, sales, claims, returns, and allowances with respect to the Inventory.

    6.2  Collateral Reporting. Provide Lender with the following documents at
         --------------------
the following times in form satisfactory to Lender:

If, as of any  date of            (a) a sales journal, collection journal, and credit register
determination, Excess             since the last such schedule and a calculation of the Borrowing
Availability and                  Base as of such date, and
unrestricted cash and             (b) notice of all returns, disputes, or claims.
Cash Equivalents of Parent        (c) a detailed report calculating the Qualified Cash Amount and
and its Subsidiaries is           the amount of unrestricted cash and Cash Equivalents of Parent
less than or equal to             and its Subsidiaries for the immediately preceding day, together
$10,000,000,                      with such supporting documentation as Lender may require.

then daily for
     -----
so long as Parent
and its Subsidiaries
satisfy the foregoing
--------------------------------------------------------------------------------------------------
If, as of any date of             (d) a sales journal, collection journal, and credit register
 determination, Excess            since the last such schedule and a calculation of the Borrowing
 Availability and                 Base as of such date,
 unrestricted cash and            (e) notice of all returns, disputes, or claims, and
 Cash Equivalents of              (f) a detailed report calculating the Qualified Cash Amount and
 Parent and its                   the amount of unrestricted cash and Cash Equivalents of Parent
 Subsidiaries is greater          and its Subsidiaries for each day of the immediately preceding
 than $10,000,000,                week, together with such supporting documentation as Lender may require.
then weekly (but not              (g) [Intentionally omitted]
     ------                       (h) [Intentionally omitted].
later than the Tuesday
 following the reporting
 period) for so long as
 Parent and its
 Subsidiaries satisfy
 the foregoing
--------------------------------------------------------------------------------------------------
Monthly (but not later            (i) a detailed calculation of the Borrowing Base (including
-------                           detail regarding those License Receivables that are not Eligible
than the Tuesday                  Accounts),
following the reporting           (j) a detailed aging, by total, of the License Receivables of
period)                            Borrower and Canadian Obligor, together with a reconciliation to the detailed calculation of the Borrowing Base previously
                                   provided to Lender,
                                   (k) a summary aging, by vendor, of Borrower's and Canadian
                                   Obligor's accounts payable and any book overdraft,
                                   (l) a calculation of Dilution for the prior month,
                                   (m) [Intentionally omitted], and
                                   (n) [Intentionally omitted].
--------------------------------------------------------------------------------------------------
Quarterly (but not later          (o) a detailed list of Borrower's and Canadian Obligor's
---------                         customers,
than the 20th day                 (p) a report regarding Borrower's and Canadian Obligor's
following the end of              accrued, but unpaid, ad valorem taxes, and
each quarter)                     (q) a detailed report of revenues and sales by Product of Parent
commencing with the               and its Subsidiaries demonstrating compliance with Section 6.16
quarter ending March              (a "License Report"), and
31, 2001                          (r) a separate detailed calculation of deferred revenue on account of the licensing of software, revenues from the
                                  provision of maintenance services, revenues from the provision of education services, and revenues from the provision of
                                  consulting services.
=================================================================================================

=================================================================================================
Upon request by Lender            (s) Inventory reports specifying Borrower's cost and the
                                  wholesale market value of its Inventory, by category, with additional detail showing additions to and deletions from the
                                  Inventory,
                                  (t) copies of invoices in connection with the License
                                  Receivables, credit memos, remittance advices, deposit slips, shipping and delivery documents in connection with the License
                                  Receivables and, for inventory and equipment acquired by
                                  Borrower or Canadian Obligor, purchase orders and invoices, and
                                  (u) such other reports as to the Collateral or any other assets pledged to Lender pursuant to any of the Loan Documents, or the financial condition of Parent or any of its Subsidiaries as
                                  Lender may request.
================================================================================================

          In addition, Parent and Borrower agree to cooperate fully with Lender to facilitate and implement a system of electronic collateral reporting in order to provide electronic reporting of each of the items set forth above.

     6.3  Financial Statements, Reports, Certificates.  Deliver to Lender:
          -------------------------------------------

          (a) as soon as available, but in any event within 45 days after the end of each fiscal quarter during each of Parent's fiscal years,

          (i) a company prepared consolidated balance sheet, income statement, and statement of cash flow covering Parent's and its Subsidiaries' operations during such period,

          (ii) a certificate signed by the chief financial officer of Parent to the effect that:

              (A) the financial statements delivered hereunder have been prepared in accordance with GAAP (except for the lack of footnotes and being subject to year-end audit adjustments) and fairly present in all material respects the financial condition of Parent and its Subsidiaries,

              (B) the representations and warranties of Parent and its Subsidiaries contained in this Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of such certificate, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date), and

              (C) there does not exist any condition or event that constitutes a Default or Event of Default (or, to the extent of any non-compliance, describing such non-compliance as to which he or she may have knowledge and what action Parent or Borrower has taken, is taking, or proposes to take with respect thereto), and

          (iii) for each quarter that is the date on which a financial covenant in Section 7.20 is to be tested, a Compliance Certificate demonstrating,
        ------------
     reasonable detail, compliance at the end of such period with the applicable financial covenants contained in Section 7.20, and
                                      ------------

          (b) as soon as available, but in any event within 90 days after the end of each of Parent's fiscal years,

          (i) financial statements of Parent and its Subsidiaries for each such fiscal year, audited by independent certified public accountants reasonably acceptable to Lender and certified, without any qualifications, by such accountants to have been prepared in accordance with GAAP (such audited financial statements to include a balance sheet, income statement, and statement of cash flow and, if prepared, such accountants' letter to management),

          (ii) a certificate of such accountants addressed to Lender stating that such accountants do not have knowledge of the existence of any Default or Event of Default under Section 7.20,
                      ------------

          (c) as soon as available, but in any event within 30 days prior to the start of each of Parent's fiscal years,

          (i) copies of Parent's Projections, in form and substance (including as to scope and underlying assumptions) satisfactory to Lender, in its sole discretion, for the forthcoming 3 years, year by year, and for the forthcoming fiscal year, quarter by quarter, certified by the chief financial officer of Parent as being such officer's good faith best estimate of the financial performance of Parent and its Subsidiaries during the period covered thereby,

          (d) as soon as available, but in any event within 30 days after the end of each of the first and second months of any fiscal quarter of Parent, such Parent prepared financial statements covering Parent's and its Subsidiaries' operations as Lender and Parent shall agree (such agreement to be a condition precedent to Lender's obligation to make any Further Advances), the form and substance of such financial statements shall be satisfactory to Lender,

          (e)  if and when filed by Parent,

          (i) Form 10-Q quarterly reports, Form 10-K annual reports, and Form 8-K current reports,

          (ii) any other filings made by Parent with the SEC,

          (iii) copies of Parent's federal income tax returns, and any amendments thereto, filed with the Internal Revenue Service, and

          (iv) any other information that is provided by Parent to its shareholders generally,

          (f) if and when filed by Parent or one of its Subsidiaries and as requested by Lender, satisfactory evidence of payment of applicable excise taxes in each jurisdiction in which (i) Parent or one of its Subsidiaries conducts business or is required to pay any such excise tax, (ii) where the failure by Parent and its Subsidiaries to pay any such applicable excise tax would result in a Lien on the properties or assets of Parent or one of its Subsidiaries, or
(iii) the failure by Parent and its Subsidiaries to pay any such applicable excise tax reasonably could be expected to result in a Material Adverse Change,

          (g) as soon as Parent or Borrower has knowledge of any event or condition that constitutes a Default or an Event of Default, notice thereof and a statement of the curative action that Parent or Borrower proposes to take with respect thereto, and

          (h) upon the request of Lender, any other report reasonably requested relating to the financial condition of Parent and its Subsidiaries.

          In addition to the financial statements referred to above, Parent agrees to deliver financial statements prepared on both a consolidated and consolidating basis and that no Subsidiary of Parent will have a fiscal year different from that of Parent. Parent agrees that its independent certified public accountants are authorized to communicate with Lender and to release to Lender whatever financial information concerning Parent that Lender reasonably may request. Solely with respect to Lender and any information that Lender may request, Parent waives the right to assert a confidential relationship, if any, it may have with any accounting firm or service bureau in connection with any information requested by Lender pursuant to or in accordance with this Agreement, and agrees that Lender may contact directly any such accounting firm or service bureau in order to obtain such information.

     6.4  Guarantor Reports.  Cause each Guarantor to deliver its annual
          -----------------
financial statements at the time when Parent provides its audited financial statements to Lender and copies of all foreign or federal income tax returns as soon as the same are available and in any event no later than 30 days after the same are required to be filed by law.

     6.5    [Intentionally Omitted].
            -----------------------

     6.6    Maintenance of Properties.  Maintain and preserve all of its
            -------------------------
properties which are necessary or useful in the proper conduct to its business in good working order and condition, ordinary wear and tear excepted, and comply at all times with the provisions of all leases to the extent necessary to properly conduct its business to which it is a party as lessee, so as to prevent any loss or forfeiture thereof or thereunder.

     6.7    Taxes.  Cause all assessments and taxes, whether real, personal, or
            -----
otherwise, due or payable by, or imposed, levied, or assessed against Parent or any of its Subsidiaries or any of their respective assets to be paid in full, before delinquency or before the expiration of any extension period, except to the extent that the validity of such assessment or tax shall be the subject of a Permitted Protest. Parent will, and shall cause each of its Subsidiaries to, make timely payment or deposit of all tax payments and withholding taxes required of it by applicable laws, including those laws concerning F.I.C.A., F.U.T.A., state disability, and local, state, federal, and foreign income taxes, and will, upon request, furnish Lender with proof satisfactory to Lender indicating that Parent or the applicable Subsidiary has made such payments or deposits. Promptly upon request by Lender, Parent shall deliver satisfactory evidence of payment of applicable excise taxes in each jurisdiction in which Parent or any of its Subsidiaries is required to pay any such excise tax.

     6.8  Insurance.
          ---------
          (a) At Parent's expense, maintain insurance respecting its property and assets wherever located, covering loss or damage by fire, theft, explosion, and all other hazards and risks as ordinarily are insured against by other Persons engaged in the same or similar businesses. Parent also shall, and shall cause each of its Subsidiaries to, maintain business interruption, public liability, and product liability insurance, as well as insurance against larceny, embezzlement, and criminal misappropriation. All such policies of insurance shall be in such amounts and with such insurance companies as are reasonably satisfactory to Lender. Parent shall deliver copies of all such policies to Lender with a satisfactory lender's loss payable endorsement naming Lender as sole loss payee or additional insured, as appropriate. Each policy of insurance or endorsement shall contain a clause requiring the insurer to give not less than 30 days prior written notice to Lender in the event of cancellation of the policy for any reason whatsoever.

          (b) Parent shall give Lender prompt notice of any loss in excess of $150,000 covered by such insurance. Lender shall have the exclusive right to adjust any losses payable under any such insurance policies in excess of $250,000, without any liability to Parent or any of its Subsidiaries whatsoever in respect of such adjustments. Any monies in excess of $250,000 received as payment for any loss under any insurance policy mentioned above (other than liability insurance policies) or as payment of any award or compensation for condemnation or taking by eminent domain, shall be paid over to Lender to be applied at the option of Lender either to the prepayment of the Obligations or shall be disbursed to Borrower under staged payment terms reasonably satisfactory to Lender for application to the cost of repairs, replacements, or restorations. Any such repairs, replacements, or restorations shall be effected with reasonable promptness and shall be of a value at least equal to the value of the items or property destroyed prior to such damage or destruction.

          (c) Parent shall not, and shall cause each of its Subsidiaries not to, take out separate casualty insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Section
                                                                 -------
6.8, unless Lender is included thereon as named insured with the loss payable
---
to Lender under a lender's loss payable endorsement or its equivalent. Parent immediately shall notify Lender whenever such separate insurance is taken out, specifying the insurer thereunder and full particulars as to the policies evidencing the same, and copies of such policies promptly shall be provided to Lender.

     6.9  Location of Inventory and Equipment.  Keep the inventory and
          -----------------------------------
equipment of Borrower and each Guarantor, other than the equipment of Borrower or a Guarantor that is in transit in the ordinary course of business of Borrower or such Guarantor, only at the locations identified on Schedule 5.5; provided,
                                                       ------------  --------
however, that Parent may amend Schedule 5.5 so long as such amendment occurs by
-------                        --------
written notice to Lender not less than 15 days prior to the date on which such inventory or equipment is moved to such new location, so long as such new location is within the continental United States or Canada, and so long as, not later than the date on which such inventory or equipment is moved to such new location, Borrower or the applicable Guarantor provides any financing statements, fixture filings, or PPSA filings necessary to perfect and continue perfected the Lender's Liens and also uses reasonable efforts to provide to Lender a Collateral Access Agreement.

     6.10  Compliance with Laws.  Comply with the requirements of all applicable
           --------------------
laws, rules, regulations, and orders of any Governmental Authority, including the Fair Labor Standards Act and the Americans With Disabilities Act, other than laws, rules, regulations, and orders the non-compliance with which, individually or in the aggregate, would not result in and reasonably could not be expected to result in a Material Adverse Change.

     6.11  Leases.  Pay when due all rents and other amounts payable under
           ------
any leases to which Borrower or a Guarantor is a party or by which any properties and assets of Borrower or a Guarantor is bound, unless such payments are the subject of a Permitted Protest or relate to any properties or assets of Borrower or a Guarantor that are no longer necessary to the operations of Borrower or a Guarantor, as applicable.

     6.12  Brokerage Commissions.  Pay any and all brokerage commission or
           ---------------------
finders fees incurred in connection with or as a result of Borrower's obtaining financing from Lender under this Agreement. Parent and Borrower agree and acknowledge that payment of all such brokerage commissions or finders fees shall be the sole responsibility of Parent and Borrower, and Parent and Borrower agree to indemnify, defend, and hold Lender harmless from and against any claim of any broker or finder arising out of Borrower's obtaining financing from Lender under this Agreement.

     6.13  Existence. At all times preserve and keep in full force and effect
           ----------
Borrower's and each Guarantor's valid existence and good standing and any rights and franchises material to Borrower's and each Guarantor's businesses.

     6.14  Environmental.
           -------------

           (a) Keep any property either owned or operated by Borrower or a Guarantor free of any Environmental Liens or post bonds or other financial assurances sufficient to satisfy the obligations or liability evidenced by such Environmental Liens (except those subject to Permitted Protests), (b) comply, in all material respects, with Environmental Laws and provide to Lender documentation of such compliance which Lender reasonably requests, (c) promptly notify Lender of any release of a Hazardous Material of any reportable quantity from or onto property owned or operated by Borrower or a Guarantor and take any Remedial Actions required to abate said release or otherwise to come into compliance with applicable Environmental Law, and (d) promptly provide Lender with written notice within 10 days of the receipt of any of the following: (i) notice that an Environmental Lien has been filed against any of the real or personal property of Borrower or a Guarantor,
(ii) commencement of any Environmental Action or notice that an Environmental Action will be filed against Borrower or a Guarantor, and (iii) notice of a violation, citation, or other administrative order which reasonably could be expected to result in a Material Adverse Change.

     6.15  Disclosure Updates.  Promptly and in no event later than 5 Business
           ------------------
Days after obtaining knowledge thereof, (a) notify Lender if any written information, exhibit, or report furnished to Lender contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements contained therein not misleading in light of the circumstances in which made, and (b) correct any defect or error that may be discovered therein or in any Loan Document or in the execution, acknowledgement, filing, or recordation thereof.

     6.16  Copyright Registrations.  Maintain in accordance with this Section,
           -----------------------
valid registered, or applied for, copyrights with the United States Copyright Office constituting the Required Library. If either (a) any License Report delivered to Lender pursuant to Section 6.2 hereof demonstrates that less than
                                -----------
the Required Library is registered with the United States Copyright Office, unless Lender shall otherwise agree in writing, within 60 days of the end of the relevant fiscal quarter to which the applicable License Report relates, or
(b) Parent develops a completed product, version, upgrade, add-on, or modification which results in a change in software version number to the left of the left most decimal point (a "New Version"), unless Lender shall otherwise
                                -----------
agree in writing, within 60 days of the date that such New Version is released generally for commercial distribution, Parent shall (i) cause additional copyrights, or, if applicable, the New Version, generated by Parent that are not already the subject of a registration with the United States Copyright Office (or an application therefor diligently prosecuted) to be registered with the United States Copyright Office in a manner sufficient to impart constructive notice of Parent's ownership thereof, such that, after giving effect to the registration with the United Stated Copyright Office, valid registered, or applied for, copyrights constituting the Required Library, or, if applicable, the New Version, have been registered with the United States Copyright Office, and (ii) cause to be prepared, executed, and delivered to Lender, with sufficient time to permit Lender to record no later than the last Business Day within 10 days following the date that such copyrights, or, if applicable, the New Version, have been registered or an application for registration has been filed, a Copyright Security Agreement or supplemental schedules to the Copyright Security Agreement reflecting the security interest of Lender in such additional copyrights or the New Version, as applicable, which supplemental schedules shall be in form and content suitable for registration with the United States Copyright Office so as to give constructive notice, when so registered, of the transfer by Parent to Lender of a security interest in such copyrights or the New Version, as applicable. Parent also shall maintain copies of all source and object code for the Required Library at safe and secure offsite locations reasonably acceptable to Lender and shall, at the request of Lender, advise the operators of such locations of Lender's security interest in such software, shall keep Lender fully informed of each such location, and shall maintain the currency of all such software stored offsite.

     6.17  Customer Contracting.  Except with respect to any purchases after
           --------------------
the date hereof from Parent by entities covered by the General Services Administration purchasing schedule with Parent (as the same may be amended from time to time), in an amount not to exceed $7,500,000 in the aggregate, cause all new customer contracts relative to the licensing of

Products in the Territory or provision of technical, maintenance and support, or professional services in the Territory to be executed by Borrower and the applicable third Person(s) party thereto. Parent and its Subsidiaries shall also cause all renewals or extensions of the any of their existing customer contracts relative to the licensing of Products or provision of technical, maintenance and support, and professional services to be amended to reflect Borrower as the named party thereunder; provided, however, that, if, in Borrower's reasonable
                        --------  -------  ----
business judgment, it is necessary to continue to provide that Parent shall be the named party under an existing customer contract or the renewal or extension thereof, then, promptly upon the execution thereof, Borrower shall notify Lender of the execution of any renewal or extension thereof by Parent. Parent hereby further agrees to use its best efforts to cause a novation of the General Services Administration purchasing schedule to reflect Borrower as the non-governmental party thereto.

     6.18  Additional Financing.  Prior to March 31, 2002, Borrower shall obtain
           --------------------
a minimum of $10,000,000 of additional financing ("Additional Financing") in the form of any combination of the following: (a) an equity financing, (b) debt subordinate to the Obligations in an amount subject to the prior written approval of Lender, with an intercreditor agreement acceptable to Lender, or (c) the net proceeds from the sale of any non-core assets permitted by Section 7.4; provided, however, that Borrower has obtained the prior written consent of
--------  -------
Lender to the sale of such non-core assets.

7.     NEGATIVE COVENANTS.

          Parent and Borrower, for themselves and each of their respective Subsidiaries, covenants and agrees that, so long as any credit hereunder shall be available and until full and final payment of the Obligations (other than any Obligations in respect of the Warrant and the Registration Rights Agreement), Parent and Borrower will not and will not permit any of their respective Subsidiaries to do any of the following:

     7.1  Indebtedness.  Create, incur, assume, permit, guarantee, or otherwise
          ------------
become or remain, directly or indirectly, liable with respect to any Indebtedness, except:

          (a) Indebtedness evidenced by this Agreement and the other Loan Documents, together with Indebtedness owed to Underlying Issuers with respect to Underlying Letters of Credit;

          (b)  Indebtedness set forth on Schedule 5.20;
                                         -------------
          (c)  Permitted Purchase Money Indebtedness;

          (d) refinancings, renewals, or extensions of Indebtedness permitted under clauses (b), (c), and (f) of this Section 7.1 (and continuance or renewal
                                        -----------
of any Permitted Liens associated therewith) so long as: (i) the terms and conditions of such refinancings, renewals, or extensions do not, in Lender's judgment, materially impair the prospects of repayment of the Obligations by Borrower or materially impair Borrower's creditworthiness, (ii) such refinancings, renewals, or extensions do not result in an increase in the principal amount of, or interest rate with respect to, the Indebtedness so refinanced, renewed, or extended, (iii) such refinancings, renewals, or extensions do not result in a shortening of the average weighted maturity of the Indebtedness so refinanced, renewed, or extended, nor are they on terms or conditions, that, taken as a whole, are materially more burdensome or restrictive to Parent and its Subsidiaries, and
(iv) if the Indebtedness that is refinanced, renewed, or extended was subordinated in right of payment to the Obligations, then the terms and conditions of the refinancing, renewal, or extension Indebtedness must include subordination terms and conditions that are at least as favorable to Lender as those that were applicable to the refinanced, renewed, or extended Indebtedness;

          (e)  Indebtedness composing Permitted Investments;

          (f) Indebtedness to be evidenced by the Notes in an aggregate original principal amount not to exceed the sum of $80,500,000 plus an amount equal to such additional principal Indebtedness as is contemplated by Section
                                                                      -------
2.01(b) of the Indenture together with accrued interest and other expenses
-------
incurred in connection therewith;

          (g)  guarantees permitted by Section 7.6 hereof;
                                       -----------

          (h) Indebtedness incurred in connection with the financing of insurance premiums by Parent and its Subsidiaries;

          (i) Indebtedness of Borrower to any Guarantor or of any Guarantor to any other Guarantor or Borrower, incurred in the ordinary course of business; and

          (j) Indebtedness incurred in connection with the Additional Financing, provided, that such Indebtedness is subordinated to the Obligations
           --------
on terms and conditions satisfactory to Lender.

     7.2  Liens.
          -----

          (a) Create, incur, assume, or permit to exist, directly or indirectly, any Lien on or with respect to any of its assets, of any kind, whether now owned or hereafter acquired, or any income or profits therefrom, except for Permitted Liens (including Liens that are replacements of Permitted Liens to the extent that the original Indebtedness is refinanced, renewed, or extended under Section
                                                                         -------
7.1(d) and so long as the replacement Liens only encumber those assets that
------
secured the refinanced, renewed, or extended Indebtedness); or

          (b) Create, incur, assume, or permit to exist, directly or indirectly, any Lien (except for Permitted Liens) on or with respect to any of the Stock or assets, of any kind, whether now owned or hereafter acquired, or any income or profits therefrom, of any Subsidiary of Parent that is not a party to a Loan Document.

     7.3  Restrictions on Fundamental Changes.
          -----------------------------------

          (a) Except for Permitted Transactions, enter into any merger, consolidation, reorganization, or recapitalization, or reclassify its Stock.

          (b) Liquidate, wind up, or dissolve itself (or suffer any liquidation or dissolution).

          (c) Convey, sell, lease, license, assign, transfer, or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of its assets.

The foregoing notwithstanding, Parent may use up to $30,000,000 in cash in connection with the Restructuring; provided, that (i) no proceeds of any Advance may be used to repurchase any shares of Series A Preferred Stock or Series E Preferred Stock and (ii) Parent may not consummate the Restructuring if a Default or Event of Default has occurred and is continuing or would result therefrom.

     7.4  Disposal of Assets.  Other than Permitted Dispositions and
          ------------------
Permitted Transactions, convey, sell, lease, license, assign, transfer, or otherwise dispose of any of the assets of Parent or any of its Subsidiaries.

     7.5  Change Name.  Except as permitted by Section 7.3(a), change the name,
          -----------                          --------------
FEIN, corporate structure, or identity, or add any new fictitious name of Parent or any of its Subsidiaries; provided, however, that Parent or the applicable
                            -------- -------
Subsidiary may change its name upon at least 15 days prior written notice by Parent to Lender of such change and so long as not later than the date on which such change of name is consummated, Parent or the applicable Subsidiary provides any financing statements, fixture filings, or PPSA filings necessary to perfect and continue perfected Lender's Liens.

     7.6  Guarantee.  Guarantee or otherwise become in any way liable with
          ---------
respect to the obligations of any third Person other than:

          (a) endorsement of instruments or items of payment for deposit to the account of Parent or which are transmitted or turned over to Lender,

          (b) the Canadian Guaranty and the Guaranty,

          (c) so long as (i) no Default or Event of Default has occurred and is continuing or would result therefrom, and (ii) Parent and its Subsidiaries has Excess Availability and unrestricted cash and Cash Equivalents of not less than $20,000,000 after giving effect thereto, guaranties by Parent in Persons other than its Subsidiaries and made from and after the Closing Date in an aggregate amount outstanding at any one time not to exceed the result of (A) $5,000,000 minus (B) the aggregate amount of Permitted Investments that were made from and after the Closing Date pursuant to clause (d) of the definition of Permitted Investment, and

          (d) guaranties executed by Parent with respect to obligations of its Subsidiaries that are permitted by the terms hereof.

     7.7  Nature of Business.  Make any change in the principal nature of
          ------------------
Parent's or any of its Subsidiaries' business.

     7.8  Prepayments and Amendments.
          --------------------------

              (a) Except in connection with a refinancing permitted by
Section 7.1(d) or in connection with the conversion of Indebtedness into Stock
--------------
of Parent, prepay, redeem, defease, purchase, or otherwise acquire any Indebtedness of Parent or any of its Subsidiaries, other than the Obligations in accordance with this Agreement,

              (b) Except in connection with a refinancing permitted by Section
                                                                       -------
7.1(d), directly or indirectly, amend, modify, alter, increase, or change any of
------
the material terms or conditions of any agreement, instrument, document, indenture, or other writing evidencing or concerning Indebtedness permitted under Sections 7.1(b) or (c), and

              (c) Directly or indirectly, amend, modify, alter, increase, or change any of the terms and conditions of the Indenture Documents, the Preferred Stock, or the Parent License.

     7.9   Change of Control. Cause, permit, or suffer, directly or indirectly,
           -----------------
any Change of Control.

     7.10  Consignments. Consign any Inventory or sell any Inventory on bill and
           ------------
hold, sale or return, sale on approval, or other conditional terms of sale.

     7.11  Distributions. Other than distributions or declaration and payment of
           -------------
dividends by a Subsidiary of Parent to Parent, make any distribution or declare or pay any dividends (in cash or other property, other than common Stock) on, or purchase, acquire, redeem, or retire any Stock of Parent, or pay any cash damages to a holder of such Stock of Parent, in any case of any class, whether now or hereafter outstanding; provided, however, that so long as no Default or
                              --------  -------
Event of Default shall have occurred and be continuing or would result therefrom, (a) Parent may purchase or acquire any Stock of Parent held by an employee of Parent in an aggregate amount not to exceed $250,000 in any 12 month period, (b) Parent may make regularly scheduled payments of dividends on the Series E Preferred Stock in accordance with the terms and conditions of the Series E Preferred Stock, (c) Parent may repurchase or redeem some or all of the outstanding shares of its Series E Preferred Stock on or prior to December 14, 2001 in accordance with the terms and conditions of such Series E Preferred Stock and (d) Parent may repurchase or redeem some or all of the outstanding shares of its Series A Preferred Stock on or prior to December 31, 2001. The foregoing notwithstanding, (i) the Parent may, and shall not be precluded hereunder from acquiring, accepting, redeeming, or retiring up to an aggregate of $10,000,000 in Stock from Michael Saylor, Sanju Bansal, and Mark Lynch, and distributing, conveying, re-issuing, or otherwise transferring such shares in connection with the settlement of the derivative action disclosed on Schedule
                                                                     --------
5.10 hereto, provided, that no cash or other property and no Indebtedness of the
----
Parent or its Subsidiaries is transferred or incurred by the Parent or any other Subsidiary to such individuals in exchange for such Stock of Parent, and (ii) Parent may (A) consummate the Restructuring on the date hereof by (I) repurchasing, redeeming or exchanging 11,850 shares of its Series A Preferred Stock and (II) issuing 3,312.5 shares of Series B Preferred Stock, 2,782.5 shares of Series C Preferred Stock, 1,626.1 shares of Series D Preferred Stock and 630 shares of Series E Preferred Stock, and (B) use up to $30,000,000 in cash in connection with the consummation of the Restructuring, provided, that
                                                               --------
(x) no proceeds of any Advance may be used to repurchase or redeem any shares of Series A Preferred Stock or Series E Preferred Stock and (y) Parent may not consummate the Restructuring if a Default or Event of Default has occurred and is continuing or would result therefrom. Notwithstanding the foregoing, Parent may convert shares of its Preferred Stock into shares of its common stock in accordance with the terms and conditions of such Preferred Stock.

     7.12  Accounting Methods.  Modify or change its method of accounting
           ------------------
(other than as may be required to conform to GAAP) or enter into, modify, or terminate any agreement currently existing, or at any time hereafter entered into with any third party accounting firm or service bureau for the preparation or storage of Parent's accounting records without said accounting firm or service bureau agreeing to provide Lender information regarding the Collateral, any other assets pledged to Lender pursuant to the Loan Documents, or the financial condition of Parent or any Subsidiary of Parent.

     7.13  Investments.  Except for Permitted Investments, directly or
           -----------
indirectly, make or acquire any Investment, or incur any liabilities (including contingent obligations) for or in connection with any Investment; provided,
                                                                  --------
however, that, from and after the earlier of (a) the date that Parent and its
-------
Subsidiaries comply with the provisions set forth in Section 3.2(c) or (b) June
                                                     --------------
15, 2001, neither Parent nor any of its Subsidiaries shall have Permitted Investments deposited in any bank account or Securities Account (other than in the US Cash Management Accounts, the Chase Control Agreement, the Deutsche Control Agreement, and other than an aggregate amount of up to $1,000,000 of available funds at any one time, provided, that the foregoing shall not apply to funds to be used for verified payroll expenses incurred in the ordinary course of business and provided, further, that on or before June 15, 2001, and after
                --------  -------
such requirements in Section 3.2(c) have been fulfilled to Lender's
                     --------------
satisfaction, such amount may be less than or equal to, in an aggregate amount, of up to $6,000,000) unless Parent or the applicable Subsidiary and the applicable securities intermediary or bank have entered into Control Agreements governing such Permitted Investments, as Lender shall determine in its Permitted Discretion, to perfect (and further establish) the Lender's Liens in such Permitted Investments.

     7.14  Transactions with Affiliates.  Directly or indirectly enter into or
           ----------------------------
permit to exist any transaction with any Affiliate of Parent except for transactions that are in the ordinary course of Parent's or the applicable Subsidiary's business, upon fair and reasonable terms, that are fully disclosed to Lender, and that are no less favorable to Parent or the applicable Subsidiary than would be obtained in an arm's length transaction with a non-Affiliate.

     7.15  Suspension.  Suspend or go out of a substantial portion of its
           ----------
business.

     7.16  [Intentionally Omitted].
           -----------------------


     7.17  Use of Proceeds.  Use the proceeds of the Advances for any purpose
           ---------------
other than (a) on the Initial Closing Date, (i) to repay in full the outstanding principal, accrued interest, and accrued fees and expenses owing to Existing Lender, and (ii) to pay transactional fees, costs, and expenses incurred in connection with this Agreement, the other Loan Documents, and the transactions contemplated hereby and thereby, and (b) thereafter, consistent with the terms and conditions hereof, for its lawful and permitted purposes.

     7.18  Change in Location of Chief Executive Office; Inventory and Equipment
           ---------------------------------------------------------------------
with Bailees.  Relocate its chief executive office to a new location without
------------
Parent providing 15 days prior written notification thereof to Lender and so long as, not later than the date on which such relocation is consummated, Parent or the applicable Subsidiary provides any financing statements, fixture filings, or PPSA filings necessary to perfect and continue perfected the Lender's Liens or the Liens granted in favor of Lender by the applicable Subsidiary, and also uses reasonable efforts to provide to Lender a Collateral Access Agreement with respect to such new location. The inventory and equipment of Parent and each Subsidiary shall not at any time now or hereafter be stored with a bailee, warehouseman, or similar party without Lender's prior written consent.

     7.19  Securities Accounts.  Establish or maintain any Securities Account
           -------------------
unless Lender shall have received a Control Agreement in respect of such Securities Account. Neither Borrower nor any Guarantor shall transfer assets out of any Securities Account; provided, however, that, so long as no Event of
                           --------  -------
Default has occurred and is continuing or would result therefrom, Borrower and each Guarantor may use such assets (and the proceeds thereof) to the extent not prohibited by this Agreement.

     7.20  Financial Covenants.
           -------------------

              (a)  Fail to maintain:

              (i) Minimum EBITDA. EBITDA of Parent (on a consolidated basis), measured on a fiscal quarter-end basis, of not less than the required amount set forth in the following table for the applicable period set forth opposite thereto;




----------------------------------------------------------------------------------------------
          Applicable Amount                               Applicable Period
----------------------------------------------------------------------------------------------

            <$28,650,000>                               For the 3 month period
                                                        ending March 31, 2001
----------------------------------------------------------------------------------------------
            <$37,635,000>                               For the 6 month period
                                                        ending June 30, 2001
----------------------------------------------------------------------------------------------
            <$40,375,000>                               For the 9 month period
                                                        ending September 30, 2001
----------------------------------------------------------------------------------------------
            <$35,360,000>                               For the 12 month period
                                                        ending December 31, 2001
----------------------------------------------------------------------------------------------
            <$28,750,000>                               For the 12 month period
                                                        ending March 31, 2002
----------------------------------------------------------------------------------------------
            <$5,000,000>                                For the 12 month period
                                                        ending June 30, 2002
----------------------------------------------------------------------------------------------
            <$5,000,000>                                For the 12 month period
                                                        ending September 30, 2002
----------------------------------------------------------------------------------------------
            <$5,000,000>                                For the 12 month period
                                                        ending December 31, 2002
----------------------------------------------------------------------------------------------
            $ 10,000,000                                For the 12 month period
                                                        ending each fiscal quarter thereafter
----------------------------------------------------------------------------------------------

              (ii) Qualified Cash Amount. a Qualified Cash Amount of not less than $5,000,000.

              (b) Make:

              (i) Capital Expenditures. Capital expenditures (on a consolidated basis) in any fiscal year in excess of the amount set forth in the following table for the applicable period:


    Fiscal Year 2001        Fiscal Year 2002         Fiscal Year 2003
-----------------------------------------------------------------------
      $11,250,000              $14,400,000              $21,000,000
-----------------------------------------------------------------------


     7.21  Inactive Subsidiary. Permit Inactive Subsidiary to (a) own any
           -------------------
material assets, or (b) engage in any business activity.


     7.22  Preferred Stock. Issue any preferred Stock other than the Permitted
           ---------------
Preferred Stock.

     7.23  Customer Contracting.  Except with respect to any purchases after
           --------------------
the date hereof from Parent by entities covered by the General Services Administration purchasing schedule with Parent (as the same may be amended from time to time), in an amount not to exceed $7,500,000 in the aggregate, permit Parent or any of its Subsidiaries (other than Borrower) to become a party to any customer contract that provides for the licensing of Products in the Territory or the provision of technical, maintenance and support, or professional services in the Territory; provided, however, that, if, in Borrower's reasonable business
                  --------  -------
judgment, it is necessary to continue to provide that Parent shall be the named party under an existing customer contract that is to be renewed or extended, then, promptly upon the execution thereof, Borrower shall notify Lender of the execution of any renewal or extension thereof by Parent.

8.   EVENTS OF DEFAULT.

           Any one or more of the following events shall constitute an event of default (each, an "Event of Default") under this Agreement:
                   ----------------

     8.1 If Borrower fails to pay when due and payable or when declared due and payable, all or any portion of the Obligations (whether of principal, interest (including any interest which, but for the provisions of the Bankruptcy Code, would have accrued on such amounts), fees and charges due Lender, reimbursement of Lender Expenses, or other amounts constituting Obligations)); provided,
                                                                 --------
however, that in the case of Overadvances that are caused by the
-------
charging of interest, fees, or Lender Expenses to the Loan Account, such event shall not constitute an Event of Default if, within 3 Business Days of Borrower's receipt of telephonic or other notice of such Overadvance, Borrower eliminates such Overadvance;

     8.2 If Parent or any of its Subsidiaries fails or neglects to (a) perform, keep, or observe any covenant or other provision contained in Sections
                                                                       --------
6.2, 6.3, 6.7, 6.9, 6.10, and 6.11 hereof and such failure or neglect continues
----------------------------------
for a period of 5 days after the date on which such failure or neglect first occurs, or (b) perform, keep, or observe any covenant or other provision contained in any Section of this Agreement (other than a Section that is expressly dealt with elsewhere in this Section 8), including failure to satisfy
                                       ---------
a condition subsequent set forth in Section 3.2 within the time period stated,
                                    -----------
or the other Loan Documents (other than a Section of such other Loan Documents dealt with elsewhere in this Section 8) and such failure or neglect is not cured
                             ---------
within 15 days after the date on which such failure or neglect first occurs, or
(c) perform, keep, or observe any covenant or other provision contained in
Section 6 (other than a subsection of Section 6 that is dealt with elsewhere in
---------                             ---------
this Section 8), or Section 7 of this Agreement or any comparable provision
     ---------      ---------
contained in any of the other Loan Documents;

     8.3 If any portion of Parent's or any of its Subsidiaries' property or assets with a value greater than $1,000,000 individually or in the aggregate, is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any third Person and the same is not discharged before the earlier of 30 days after the date it first arises or 5 days prior to the date on which such property or asset is subject to forfeiture by Parent or the applicable Subsidiary;

     8.4 If an Insolvency Proceeding is commenced by Parent or any of its Subsidiaries;

     8.5 If an Insolvency Proceeding is commenced against Parent, or any of its Subsidiaries, and any of the following events occur: (a) Parent or the Subsidiary consents to the institution of the Insolvency Proceeding against it,
(b) the petition commencing the Insolvency Proceeding is not timely controverted, (c) the petition commencing the Insolvency Proceeding is not dismissed within 45 calendar days of the date of the filing thereof; provided,
                                                                     --------
however, that, during the pendency of such period, Lender shall be relieved of
-------
its obligation to extend credit hereunder, (d) an interim trustee is appointed to take possession of all or any substantial portion of the properties or assets of, or to operate all or any substantial portion of the business of, Parent or any of its Subsidiaries, or (e) an order for relief shall have been entered therein;

     8.6 If Parent or any of its Subsidiaries is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs;

     8.7 If (a) a notice of Lien, levy, or assessment is filed of record with respect to the properties or assets or Parent or any of its Subsidiaries by the United States Government, or any department, agency, or instrumentality thereof, or if any taxes or debts owing at any time hereafter to any one or more of such entities becomes a Lien, whether choate or otherwise, upon any properties or assets of Parent or any of its Subsidiaries and the same is not paid on the payment date thereof, or (b) notices of Lien, levy, or assessment in an aggregate amount in excess of $1,000,000 are filed of record with respect to the properties or assets of Parent or any of its Subsidiaries by any state, county, municipal, or governmental agency, or if any taxes or debts owing at any time hereafter to any one or more of such entities becomes a Lien exceeding the foregoing aggregate limitation, whether choate or otherwise, upon the properties or assets of Parent or any of its Subsidiaries and the same is not paid on the payment date thereof;

     8.8 If one or more judgments or other claims involving an aggregate amount of $1,000,000, or more, in excess of the amount covered by insurance, becomes a Lien or encumbrance upon any material portion of the properties or assets of Parent or any of its Subsidiaries and the same is not released, discharged, bonded against, or stayed pending appeal before the earlier of 30 days after the date it first arises or 5 days prior to the date on which such asset is subject to being forfeited by Parent or the applicable Subsidiary; provided, however,
                                                           --------  -------
that the entry of the judgement against Parent substantially in accordance with the terms of the Stipulation of Settlement shall not result in the occurrence of an Event of Default;

     8.9 If (a) there is a default in any agreement to which Parent or any of its Subsidiaries is a party under which Indebtedness of Parent or the applicable Subsidiary involving not less than $1,000,000 is owing and such default (i) occurs at the final maturity of the obligations thereunder, or (ii) results in a right of the holder of such Indebtedness, irrespective of whether exercised, to accelerate the maturity of the obligations of Parent or the applicable Subsidiary thereunder, and such default is not cured or waived prior to the date that is the earlier of (y) the date that is 15 days after the date on which such default first occurred, and (z) the date on which the obligations of Parent or the applicable Subsidiary thereunder are accelerated or (iii) results in the termination of such agreement; or

            (b) If there is a default by Parent or any Subsidiary with respect to any other material agreement which default reasonably likely could result (i) in a Material Adverse Change, or (ii) in an award of damages in an amount of $1,000,000, or greater;

     8.10 If Parent or any of its Subsidiaries makes any payment on account of Indebtedness that has been contractually subordinated in right of payment to the payment of the Obligations, except to the extent such payment is permitted by the terms of the subordination provisions applicable to such Indebtedness;

     8.11 If any material misstatement or misrepresentation exists now or hereafter in any warranty, representation, or Record made to Lender by Parent, its Subsidiaries, or any officer, employee, agent, or director of Parent or any of its Subsidiaries;

     8.12 If the obligation of any Guarantor under its guaranty is limited or terminated by operation of law or by such Guarantor thereunder;

     8.13 If this Agreement or any other Loan Document that purports to create a Lien, shall, for any reason, fail or cease to create a valid and perfected and, except to the extent permitted by the terms hereof or thereof, first priority Lien on or security interest in the Collateral covered hereby or thereby;

     8.14 Any provision of any Loan Document shall at any time for any reason be declared to be null and void, or the validity or enforceability thereof shall be contested by Borrower or any Guarantor, or a proceeding shall be commenced by Borrower or any Guarantor, or by any

Governmental Authority having jurisdiction over Borrower or any Guarantor, seeking to establish the invalidity or unenforceability thereof, or Borrower or a Guarantor shall deny that Borrower or such Guarantor has any liability or obligation purported to be created under any Loan Document.

     8.15 If (a) an event of default occurs under the Indenture Documents, (b) a "Triggering Event" (as defined in the documents evidencing the rights and preferences of the Series A Preferred Stock) occurs, or (c) a "Triggering Event" (as defined in the documents evidencing the rights and preferences of the Preferred Stock, as applicable (other than the Series A Preferred Stock)) occurs or any other event occurs that would require the Parent to repurchase, redeem, or acquire any shares of the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock or the Series E Preferred Stock (other than the repurchase or redemption of the Series E Preferred Stock by Parent on or prior to December 14, 2001 as provided for in this Agreement) pursuant to the terms and conditions of the documents evidencing the rights and preferences of such Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock; or

     8.16 If Borrower fails to obtain the Additional Financing described in
Section 6.18 prior to March 31, 2002.

9.   LENDER'S RIGHTS AND REMEDIES.

9.1  Rights and Remedies.  Upon the occurrence, and during the continuation,
     -------------------
of an Event of Default, Lender (at its election but without notice of its election and without demand) may do any one or more of the following, all of which are authorized by Borrower:

              (a) Declare all Obligations, whether evidenced by this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable;

              (b) Cease advancing money or extending credit to or for the benefit of Borrower under this Agreement, under any of the Loan Documents, or under any other agreement between Borrower and Lender;

              (c) Terminate this Agreement and any of the other Loan Documents as to any future liability or obligation of Lender, but without affecting any of the Lender's Liens in the Collateral and without affecting the Obligations;

              (d) Settle or adjust disputes and claims directly with Account Debtors for amounts and upon terms which Lender considers advisable, and in such cases, Lender will credit Borrower's Loan Account with only the net amounts received by Lender in payment of such disputed License Receivables after deducting all Lender Expenses incurred or expended in connection therewith;

              (e) Cause Borrower to hold all returned Inventory in trust for Lender, segregate all returned Inventory from all other assets of Borrower or in Borrower's possession and conspicuously label said returned Inventory as the property of Lender;

              (f) Without notice to or demand upon Borrower or any Guarantor, make such payments and do such acts as Lender considers necessary or reasonable to protect its security interests in the Collateral. Borrower agrees to assemble the Personal Property Collateral if Lender so requires, and to make the Personal Property Collateral available to Lender at a place that Lender may designate which is reasonably convenient to both parties. Borrower authorizes Lender to enter the premises where the Personal Property Collateral is located, to take and maintain possession of the Personal Property Collateral, or any part of it, and to pay, purchase, contest, or compromise any Lien that in Lender's determination appears to conflict with the Lender's Liens and to pay all expenses incurred in connection therewith and to charge Borrower's Loan Account therefor. With respect to any of Borrower's owned or leased premises, Borrower hereby grants Lender a license to enter into possession of such premises and to occupy the same, without charge, in order to exercise any of Lender's rights or remedies provided herein, at law, in equity, or otherwise;

              (g) Without notice to Borrower (such notice being expressly waived), and without constituting a retention of any collateral in satisfaction of an obligation (within the meaning of the Code), set off and apply to the Obligations any and all (i) balances and deposits of Borrower held by Lender (including any amounts received in the US Cash Management Accounts), or (ii) Indebtedness at any time owing to or for the credit or the account of Borrower held by Lender;

              (h) Hold, as cash collateral, any and all balances and deposits of Borrower held by Lender, and any amounts received in the US Cash Management Accounts, to secure the full and final repayment of all of the Obligations;

              (i) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Personal Property Collateral. Each of Parent and Borrower hereby grants to Lender a license or other right to use, without charge, Parent's or Borrower's labels, patents, copyrights, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Personal Property Collateral, in completing production of, advertising for sale, and selling any Personal Property Collateral and Borrower's rights under all licenses and all franchise agreements shall inure to Lender's benefit;

              (j) Sell the Personal Property Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Borrower's premises) as Lender determines is commercially reasonable. It is not necessary that the Personal Property Collateral be present at any such sale;

              (k) Lender shall give notice of the disposition of the Personal Property Collateral as follows:

              (i) Lender shall give Borrower a notice in writing of the time and place of public sale, or, if the sale is a private sale or some other disposition other than a public sale is to be made of the Personal Property Collateral, then the time on or after which the private sale or other disposition is to be made; and

              (ii) The notice shall be personally delivered or mailed, postage prepaid, to Borrower as provided in Section 12, at least 10 days before the earliest time of disposition set forth in the notice; no notice needs to be given prior to the disposition of any portion of the Personal Property Collateral that is perishable or threatens to decline speedily in value or that is of a type customarily sold on a recognized market;

              (l)  Lender may credit bid and purchase at any public sale;

              (m) Lender may seek the appointment of a receiver or keeper to take possession of all or any portion of the Collateral or to operate same and, to the maximum extent permitted by law, may seek the appointment of such a receiver without the requirement of prior notice or a hearing;

              (n) Lender shall have all other rights and remedies available to it at law or in equity pursuant to any other Loan Documents; and

              (o) Any deficiency that exists after disposition of the Personal Property Collateral as provided above will be paid immediately by Borrower. Any excess will be returned, without interest and subject to the rights of third Persons, by Lender to Borrower.

     9.2   Remedies Cumulative.  The rights and remedies of Lender under this
           -------------------
Agreement, the other Loan Documents, and all other agreements shall be cumulative. Lender shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by Lender of one right or remedy shall be deemed an election, and no waiver by Lender of any Event of Default shall be deemed a continuing waiver. No delay by Lender shall constitute a waiver, election, or acquiescence by it.

10.  TAXES AND EXPENSES.

           If Parent or any of its Subsidiaries fails to pay any monies (whether taxes, assessments, insurance premiums, or, in the case of leased properties or assets, rents or other amounts payable under such leases) due to third Persons, or fails to make any deposits or furnish any required proof of payment or deposit, all as required under the terms of this Agreement, then, Lender, in its sole discretion and without prior notice to Parent or any Subsidiary, may do any or all of the following: (a) make payment of the same or any part thereof, (b) set up such reserves in Borrower's Loan Account as Lender deems necessary to protect Lender from the exposure created by such failure, or (c) in the case of the failure to comply with Section 6.8 hereof, obtain and maintain insurance
                           -----------
policies of the type described in Section 6.8 and take any action with respect
                                  -----------
to such policies as Lender deems prudent in its Permitted Discretion. Any such amounts paid by Lender shall constitute Lender Expenses and any such payments shall not constitute an agreement by Lender to make similar payments in the future or a waiver by Lender of any Event of Default under this Agreement. Lender need not inquire as to, or contest the validity of, any such expense, tax, or Lien and the receipt of the usual official notice for the payment thereof shall be conclusive evidence that the same was validly due and owing.

11.  WAIVERS; INDEMNIFICATION.

     11.1  Demand; Protest. Borrower waives demand, protest, notice of protest,
           ----------------
notice of default or dishonor, notice of payment and nonpayment, nonpayment at maturity, release, compromise, settlement, extension, or renewal of documents, instruments, chattel paper, and guarantees at any time held by Lender on which Borrower may in any way be liable.

     11.2  Lender's Liability for Collateral.  Borrower hereby agrees that:
           ---------------------------------
(a) so long as Lender complies with its obligations, if any, under the Code, Lender shall not in any way or manner be liable or responsible for: (i) the safekeeping of the Collateral, (ii) any loss or damage thereto occurring or arising in any manner or fashion from any cause, (iii) any diminution in the value thereof, or (iv) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other Person (other than its own agents), and (b) all risk of loss, damage, or destruction of the Collateral shall be borne by Borrower.

     11.3  Indemnification.  Parent and Borrower shall, jointly and severally,
           ---------------
pay, indemnify, defend, and hold the Lender-Related Persons (each, an "Indemnified Person") harmless (to the fullest extent permitted by law) from and
 ------------------
against any and all claims, demands, suits, actions, investigations, proceedings, and damages, and all reasonable attorneys fees and disbursements and other reasonable costs and expenses actually incurred in connection therewith (as and when they are incurred and irrespective of whether suit is brought), at any time asserted against, imposed upon, or incurred by any of them
(a) in connection with or as a result of or related to the execution, delivery, enforcement, performance, or administration of this Agreement, any of the other Loan Documents, or the transactions contemplated hereby or thereby, and (b) with respect to any investigation, litigation, or proceeding related to this Agreement, any other Loan Document, or the use of the proceeds of the credit provided hereunder (irrespective of whether any Indemnified Person is a party thereto), or any act, omission, event, or circumstance in any manner related thereto (all the foregoing, collectively, the "Indemnified Liabilities"). The
                                               -----------------------
foregoing to the contrary notwithstanding, neither Parent nor Borrower shall have any obligation to any Indemnified Person under this Section 11.3 with
                                                         ------------
respect to any Indemnified Liability that a court of competent jurisdiction finally determines to have resulted from the gross negligence or willful misconduct of such Indemnified Person. This provision shall survive the termination of this Agreement and the repayment of the Obligations. If any Indemnified Person makes any payment to any other Indemnified Person with respect to an Indemnified Liability as to which Parent and Borrower were required to indemnify the Indemnified Person receiving such payment, the Indemnified Person making such payment is entitled to be indemnified and reimbursed by Parent and Borrower with respect thereto.

12.  NOTICES.

           Unless otherwise provided in this Agreement, all notices or demands by Parent and Borrower, on the one hand, or Lender, on the other hand, to the other relating to this Agreement or any other Loan Document shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by registered or certified mail (postage prepaid, return receipt requested), overnight courier, electronic mail (at such email addresses as Parent and Borrower, on the one hand, or Lender, on the other hand, may designate to each other in accordance herewith), or telefacsimile to Parent and Borrower or to Lender, as the case may be, at its address set forth below:

          If to Parent:    MICROSTRATEGY INCORPORATED
                           1861 International Drive
                           McLean, Virginia 22102
                           Attn:   Mr. Eric F. Brown
                           Fax No. (703) 744-6050

        with copies to:    HALE AND DORR LLP
                           60 State Street
                           Boston, Massachusetts 02109
                           Attn:  Mitchel Appelbaum, Esq.
                           Fax No. (617) 526-5000

          If to Borrower:  MICROSTRATEGY SERVICES CORPORATION
                           1861 International Drive
                           McLean, Virginia, 22102
                           Attn:   Mr. Eric F. Brown
                           Fax No. (703) 744-6050

       with copies to:     HALE AND DORR LLP
                           60 State Street
                           Boston, Massachusetts 02109
                           Attn:  Mitchel Appelbaum, Esq.
                           Fax No. (617) 526-5000

          If to Lender:    FOOTHILL CAPITAL CORPORATION
                           2450 Colorado Avenue
                           Suite 3000 West
                           Santa Monica, California  90404
                           Attn: Business Finance Division Manager
                           Fax No. 310.453.7413

        with copies to:    BROBECK, PHLEGER & HARRISON LLP
                           550 South Hope Street, Suite 2100
                           Los Angeles, CA 90071
                           Attn:  John Francis Hilson, Esq.
                           Fax No. 213.745.3345

           Lender, Parent, and Borrower may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other party. All notices or demands sent in accordance with this Section
                                                                         -------
12, other than notices by Lender in connection with enforcement rights against
--
the Collateral under the provisions of the Code, shall be deemed received on the earlier of the date of actual receipt or 3 Business Days after the deposit thereof in the mail. Borrower acknowledges and agrees that notices sent by Lender in connection with the exercise of enforcement rights against Collateral under the provisions of the Code shall be deemed sent when deposited in the mail (postage prepaid) or personally delivered, or, where permitted by law, transmitted by telefacsimile or any other method set forth above.

13.  CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

           (a) THE VALIDITY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

           (b) THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, PROVIDED, HOWEVER, THAT ANY SUIT SEEKING
                              --------  -------
ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT LENDER'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE LENDER ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. PARENT, BORROWER, AND LENDER WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT
                                              ----- --- ----------
TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION
                                                                         -------
13(b).
-----

           (c) PARENT, BORROWER, AND LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. PARENT, BORROWER, AND LENDER REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT (WITHOUT ANY SCHEDULES) MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

14.   ASSIGNMENTS AND PARTICIPATIONS; SUCCESSORS.

      14.1  Assignments and Participations.
             -----------------------------

                (a) With the written consent of Parent, Lender may assign and delegate to one or more assignees (each an "Assignee") all, or any ratable part
                                            --------
of all, of the Obligations and the other rights and obligations of Lender hereunder and under the other Loan Documents; provided, however, that Parent and
                                              --------  -------
its Subsidiaries may continue to deal solely and directly with Lender in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses, and related information with respect to the Assignee, have been given to Parent and Borrower by Lender and the Assignee, and (ii) Lender and its Assignee have delivered to Parent and Borrower an appropriate assignment and acceptance agreement; provided, further, however, that the consent of Parent and Borrower to any
--------  -------  -------
assignment shall not be required if (a) an Event of Default has occurred and is continuing, or (ii) the proposed assignment is in connection with any merger, consolidation, sale, transfer, or other disposition of all or any substantial portion or the business or loan portfolio of Lender.


                (b) From and after the date that Lender provides Parent and Borrower with such written notice and executed assignment and acceptance agreement, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such assignment and acceptance agreement, shall have the assigned and delegated rights and obligations of Lender under the Loan Documents, and (ii) Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned and delegated by it pursuant to such assignment and acceptance agreement, relinquish its rights (except with respect to Section 11.3 hereof) and be released from its obligations under this
   ------------
Agreement (and in the case of an assignment and acceptance agreement covering all or the remaining portion of Lender's rights and obligations under this Agreement and the other Loan Documents, Lender shall cease to be a party hereto and thereto), and such assignment shall affect a novation between Parent and Borrower, on the one hand, and the Assignee, on the other hand.

                (c) Immediately upon Parent's receipt of such fully executed assignment and acceptance agreement, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the rights and duties of Lender arising therefrom.

                (d) Lender may at any time sell to one or more commercial banks, financial institutions, or other Persons not Affiliates of such Lender (a "Participant") participating interests in the Obligations and the other rights
 ------------
and interests of Lender hereunder and under the other Loan Documents; provided,
                                                                      --------
however, that (i) Lender shall remain the "Lender" for rightsall purposes of
-------
this Agreement and the other Loan Documents and the Participant receiving the participating interest in the Obligations and the other rights and interests of Lender hereunder shall not constitute a "Lender" hereunder or under the other Loan Documents and Lender's obligations under this Agreement shall remain unchanged, (ii) Lender shall remain solely responsible for the performance of such obligations, (iii) Parent, Borrower and Lender shall continue to deal solely and directly with each other in connection with Lender's rights and obligations under this Agreement and the other Loan Documents, (iv) Lender shall not transfer or grant any participating interest under which the Participant has the right to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment to, or consent or waiver with respect to this Agreement or of any other Loan Document would (A) extend the final maturity date of the Obligations hereunder in which such Participant is participating, (B) reduce the interest rate applicable to the Obligations hereunder in which such Participant is participating, (C) release all or a material portion of the Collateral or guaranties (except to the extent expressly provided herein or in any of the Loan Documents) supporting the Obligations hereunder in which such Participant is participating, (D) postpone the payment of, or reduce the amount of, the interest or fees payable to such Participant through Lender, or (E) change the amount or due dates of scheduled principal repayments or prepayments or premiums, and (v) all amounts payable by Borrower hereunder shall be determined as if Lender had not sold such participation, except that, if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement. The rights of any Participant only shall be derivative through Lender and no Participant shall have any rights under this Agreement or the other Loan Documents or any direct rights as to Parent, Borrower, the Collections, the Collateral, or otherwise in respect of the Obligations. No Participant shall have the right to participate directly in the making of decisions by Lender.

                (e)  Subject to the provisions of Section 16.10, in connection
                                                  -------------
with any such assignment or participation or proposed assignment or participation, a Lender may disclose all documents and information which it now or hereafter may have relating to Parent and its Subsidiaries or the businesses of Parent and its Subsidiaries.

                (f) Any other provision in this Agreement notwithstanding, Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement in favor of any Federal Reserve Bank in accordance with Regulation A of the Federal Reserve Bank or U.S. Treasury Regulation 31 CFR (S)203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

      14.2  Successors.  This Agreement shall bind and inure to the benefit
            ----------
of the respective successors and assigns of each of the parties; provided,
                                                                 --------
however, that Parent and Borrower may not assign this Agreement or any rights or
-------
duties hereunder without Lender's prior written consent and any prohibited assignment shall be absolutely void ab initio. No consent to assignment by Lender shall release Borrower from its Obligations. Lender may assign this Agreement and the other Loan Documents and its rights and duties hereunder and thereunder pursuant to Section 14.1 hereof and, except as expressly required
                       ------------
pursuant to Section 14.1 hereof, no consent or approval by Parent or Borrower
            ------------
is required in connection with any such assignment.

15.   AMENDMENTS; WAIVERS.

      15.1  Amendments and Waivers.  No amendment or waiver of any provision of
            ----------------------
this Agreement or any other Loan Document, and no consent with respect to any departure by Parent or Borrower therefrom, shall be effective unless the same shall be in writing and signed by Lender, Parent, and Borrower and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      15.2   No Waivers; Cumulative Remedies.  No failure by Lender to exercise
             -------------------------------
any right, remedy, or option under this Agreement or, any other Loan Document, or delay by Lender in exercising the same, will operate as a waiver thereof. No waiver by Lender will be effective unless it is in writing, and then only to the extent specifically stated. No waiver by Lender on any occasion shall affect or diminish Lender's rights thereafter to require strict performance by Parent and Borrower of any provision of this Agreement. Lender's rights under this Agreement and the other Loan Documents will be cumulative and not exclusive of any other right or remedy that Lender may have.

16.   GENERAL PROVISIONS.

      16.1  Effectiveness.  This Agreement shall be binding and deemed effective
            -------------
when executed by Parent, Borrower, and Lender.

      16.2   Section Headings.  Headings and numbers have been set forth herein
              ----------------
for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement.

      16.3   Interpretation.  Neither this Agreement nor any uncertainty or
             --------------
ambiguity herein shall be construed against Lender, Parent, or Borrower, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.

      16.4   Severability of Provisions.  Each provision of this Agreement
             --------------------------
shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

      16.5   Withholding Taxes.  All payments made by Borrower hereunder or
             -----------------
under any note will be made without setoff, counterclaim, or other defense, except as required by applicable law other than for Taxes (as defined below). All such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction (other than the United States) or by any political subdivision or taxing authority thereof or therein (other than of the United States) with respect to such payments (but excluding, any tax imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein (i) measured by or based on the net income or net profits of Lender, or (ii) to the extent that such tax results from a change in the circumstances of Lender, including a change in the residence, place of organization, or principal place of business of Lender, or a change in the branch or lending office of Lender participating in the transactions set forth herein) and all interest, penalties or similar liabilities with respect thereto (all such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as "Taxes"). If any Taxes are so levied or imposed, Borrower agrees to pay the
------
full amount of such Taxes, and
such additional amounts as may be necessary so that every payment of all amounts due under this Agreement or under any note, including any amount paid pursuant to this Section 16.5 after withholding or deduction for or on account of any
        ------------
Taxes, will not be less than the amount provided for herein; provided, however,
                                                             --------  -------
that Borrower shall not be required to increase any such amounts payable to Lender if the increase in such amount payable results from Lender's own willful misconduct or gross negligence. Borrower will furnish to Lender as promptly as possible after the date the payment of any Taxes is due pursuant to applicable law certified copies of tax receipts evidencing such payment by Borrower.

      16.6   Amendments in Writing.  This Agreement only can be amended by a
             ---------------------
writing signed by Lender, Parent, and Borrower.

      16.7   Counterparts; Telefacsimile Execution.  This Agreement may be
             -------------------------------------
executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Loan Document mutatis mutandis.

      16.8   Revival and Reinstatement of Obligations.  If the incurrence or
             ----------------------------------------
payment of the Obligations by Borrower or any Guarantor or the transfer to Lender of any property should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors' rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, or other voidable or recoverable payments of money or transfers of property (collectively, a "Voidable Transfer"), and if Lender is required to
                           -----------------
repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that Lender is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys fees of Lender related thereto, the liability of Borrower or any Guarantor automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

      16.9   Integration.  This Agreement, together with the other Loan
             -----------
Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

      16.10  Confidential Information.  Lender agrees that material, non-public
             ------------------------
information regarding Parent and its Subsidiaries, their operations, assets, and existing and contemplated business plans shall be treated by Lender in a confidential manner, and shall not be disclosed by it to Persons who are not parties to this Agreement, except that Lender may disclose such information (a) to counsel for and other advisors, accountants, and auditors to Lender, (b) as may be required by statute, decision, or judicial or administrative order, rule, or regulation, (c) as may be agreed to in advance by Parent, (d) as to any such information that is or becomes generally available to the public (other than as a result of prohibited disclosure by Lender), (e) to its Affiliates, and (f) in connection with any assignment, prospective assignment, sale, prospective sale, participation or prospective participation, or pledge or prospective pledge of Lender's interests under this Agreement; provided that any such counsel, advisors, accountants, auditors and any such assignee, prospective assignee, purchaser, prospective purchaser, participant, prospective participant, pledgee, or prospective pledgee shall have agreed in writing to take its interest hereunder subject to the terms hereof.

      16.11  Consent to Restructuring.  Lender hereby consents to the
             ------------------------
consummation of the Restructuring by the Parent and the Borrower.



                          [Signature page to follow.]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.


                                 MICROSTRATEGY INCORPORATED,
                                 a Delaware corporation

                                 By: /s/ Eric F. Brown
                                     -------------------------------
                                 Title: President and Chief Financial Officer

                                 MICROSTRATEGY SERVICES CORPORATION,
                                 a Delaware corporation

                                 By: /s/ Eric F. Brown
                                     -------------------------------
                                 Title: Vice President and Treasurer

                                 FOOTHILL CAPITAL CORPORATION,
                                 a California corporation

                                 By: /s/ Greg Gentry
                                    -------------------------------
                                 Title: Vice President

                                   Exhibit A
                                   ---------

                           REAFFIRMATION AND CONSENT



          All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Amended and Restated Loan and Security Agreement, dated as of June 14, 2001 (the "Amended and Restated Agreement"). The undersigned hereby (a) represents and warrants to Foothill that the execution, delivery, and performance of this Reaffirmation and Consent are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the Amended and Restated Agreement and to the transactions described therein; (c) acknowledges and reaffirms its obligations owing to Foothill under the Guaranty and any other Loan Documents to which it is a party; and (d) agrees that each of the Guaranty and any other Loan Documents (other than the Existing Loan and Security Agreement, as defined in the Amended and Restated Agreement) to which it is a party is and shall remain in full force and effect. Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that Foothill has no obligations to inform it of such matters in the future or to seek its acknowledgement or agreement to future consents, waivers or amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of California.

                           [signature page follows]

                                 MICROSTRATEGY INCORPORATED,
                                 a Delaware corporation


                                 By: /s/ Eric F. Brown
                                    ------------------------------
                                 Name: Eric F. Brown
                                 Title: President and Chief Financial Officer



                                 AVENTINE, INCORPORATED,
                                 a Delaware corporation


                                 By: /s/ William J. Chatterton
                                    ------------------------------
                                 Name: William J. Chatterton
                                 Title: Chairman and President


                                 MICROSTRATEGY CAPITAL CORPORATION,
                                 a Delaware corporation

                                 By: /s/ Eric F. Brown
                                    ------------------------------
                                 Name: Eric F. Brown
                                 Title: Treasurer


                                 MICROSTRATEGY MANAGEMENT CORPORATION,
                                 a Delaware corporation


                                 By: /s/ Eric F. Brown
                                    ------------------------------
                                 Name: Eric F. Brown
                                 Title: Treasurer



                                      -2-